26

                    SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934
                     (Amendment No.       )

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material  Pursuant to Section  240.14a-11(c)  or
     Section 240.14a-12


                    AFGL INTERNATIONAL, INC.
                Commission File Number:  0-23170

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act rule 0-11(c)(1)(ii), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500  per each Party to the controversy pursuant to Exchange
     Act Rule 14a-6(j)(3)
[  ]   Fee  computed on table below per Exchange Act  Rules  14a-
6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:_________________________________
          2) Aggregate number of securities to which transaction applies:_____________________________________________
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined) : _______
     4)   Proposed maximum aggregate value of transaction:_____

     Total fee paid:___________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:______________________________
     2)   Form, Schedule or Registration Statement No.:________
     3)   Filing Party:________________________________________
     4)   Date Filed:__________________________________________


                    AFGL INTERNATIONAL, INC.
                  850 THIRD AVENUE, 11TH FLOOR
                    NEW YORK, NEW YORK  10022

                 ANNUAL MEETING OF STOCKHOLDERS
                        __________, 1996

                   PROXY STATEMENT AND NOTICE

                     SOLICITATION OF PROXIES

      The enclosed proxy is being solicited by the Board of Directors of AFGL International, Inc., 850 Third Avenue, 11th Floor, New York, New York 10022, a Nevada corporation ("AFGL" or the "Company"), for use at the Annual Meeting of the Stockholders of AFGL (the "Annual Meeting") to be held at___________________________________________________, and at any
adjournment thereof. This Proxy Statement, together with the Company's 1995 Annual Report, serves as notice of the Annual Meeting, a description of the proposals to be addressed at the Annual Meeting, and a source of information on the Company and its management.

      Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares or by attendance at the Annual Meeting and voting in person by the person who executed the prior proxy.

      The solicitation will be primarily by mail but may also include telephone, telegraph or oral communication by officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. All costs of soliciting proxies will be borne by the Company. The approximate mailing date of the proxy statement and proxy to stockholders is ____________________, 1996.

      All proxies will be voted as specified. In the absence of specific instructions, proxies will be voted FOR:

(1) the election of two Directors of AFGL to serve for a term of three years and until their successors are duly elected and qualified, the election of two Directors of AFGL to serve for a term of two years and until their successors are duly elected and qualified, and the election of two Directors of AFGL to serve for a term of one year and until their successors are duly elected and qualified;

(2) approval of the change of the state of incorporation of the Company from Nevada to Delaware through a merger of the Company with and into Headway Corporate Resources, Inc., a Delaware company formed for that purpose;

(3) approval of the change of the Company's corporate name to "Headway Corporate Resources, Inc.";

(4) ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for 1996; and

(5) approval of all other matters by the persons named in the proxies in accordance with their judgment.

PLEASE  SIGN  YOUR  NAME  EXACTLY AS IT  APPEARS  ON  THE  PROXY.
STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

OUTSTANDING SHARES AND VOTING RIGHTS

      Record  Date.   Stockholders of  record  at  the  close  of
business on _____________________, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Shares Outstanding. As of _________________, 1996, a total of 5,520,658 shares of the Company's Common Stock (the "Common Stock") were outstanding and entitled to vote, a total of 2,800 shares of the Company's Series A Preferred Stock were outstanding and entitled to vote on certain proposals, a total of 6,858 shares of the Company's Series B Preferred Stock were outstanding and entitled to vote on certain proposals, a total of nine shares of the Company's Series C Preferred Stock were outstanding and entitled to vote on certain proposals, a total of 80 shares of the Company's Series D Preferred Stock were outstanding and entitled to vote on certain proposals, and no shares of the Company's Series E Preferred Stock were outstanding and entitled to vote (the Series A through Series E Preferred Stock is collectively referred to as the "Preferred Stock").

      Voting Rights and Procedures. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders. Each Series of Preferred Stock is entitled to vote as a separate class on the proposed change in the state of incorporation from Nevada to Delaware. The holders of Series A Preferred Stock are entitled to elect, as a class, two directors of the Company. The holders of Series B Preferred Stock are entitled to vote their shares on an as converted basis with the Common Stock, without distinction as to class, on all other proposals addressed at the Annual Meeting. The stockholders of the Company have the right to dissent to the proposed merger of the Company to effect a change in the Company's state of incorporation to Delaware, and demand payment of the fair value of their shares in the Company, which is
described   in   more  detail  below  under   Proposal   No.   2,
Reincorporation in Delaware.

     The Company's Bylaws and Nevada law require the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

       Stockholder Proposals For The 1997 Annual Meeting. Proposals from stockholders intended to be included in the Company's proxy statement for the 1997 Annual Meeting must be received by the Secretary of the Company on or before December 1, 1996, and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

                      ELECTION OF DIRECTORS

                        (PROPOSAL NO. 1)

     The Company's Articles of Incorporation and Bylaws authorize a Board comprised of not less than three nor more than nine members. Within the limits specified above, the number of Directors is determined by a resolution of the Board or by the stockholders at the Annual Meeting. Pursuant to a resolution adopted by the Board of Directors the authorized number of members of the Board of Directors has been set at six.

      On  September  16, 1996, the Board amended  the  Bylaws  to provide  that  the  Board be divided into  three  classes  to  be designated as Class 1, Class 2 and Class 3, each of which is to be as nearly equal in number as possible. Under the new provision, each Director serves for a term ending on the date of the third Annual Meeting following the meeting at which such Director was elected. However, if a Director is being elected to replace a director who has resigned for any reason, the newly elected director will be elected to serve the remainder of the replaced director's term.

      The Board of Directors adopted the amendment to the Bylaws staggering the Board to enhance continuity of the Board of Directors and management of the Company. Although the Company has not had any problems with continuity in the past, management is of the opinion continuity will become more important to the development and stability of the Company in the future as the Company continues to grow in size and operations.

      One effect of staggering the Board is to make it more difficult for stockholders to change a majority of Directors sitting on the Board. Before adoption of the new bylaw, stockholders could change a majority of the Board at one meeting of stockholders where directors were elected. After adoption of the new bylaw two consecutive annual meetings of stockholders at which directors are elected are required for the stockholders to change a majority of the Board of Directors. Consequently, stockholders who are dissatisfied with the performance of the Board of Directors will find it more difficult to change a majority of the Board. Another effect of this provision is to make it more difficult for a single person or group of persons to attempt to gain control of the Company by electing a slate of directors in opposition to the nominees proposed by the Board of Directors. The Company is not presently aware of any person or group who proposes to nominate any person for election as a director in opposition to any nominee of the Board.

      The new bylaw staggering the Board was adopted by the Board of Directors without stockholder approval as permitted by Nevada corporate law and the Company's Articles of Incorporation and Bylaws, based on management's belief that enhancing the stability and continuity of the Board of Directors is in the best interest of the Company.

     Set forth below for each nominee for election as a Director, based on information supplied by him, are his name, age as of the date of the Annual Meeting, any presently held positions with the Company, his principal occupation now and for the past five years, other Directorships in public companies and his tenure of service with the Company as a Director. The term the "Company" includes subsidiaries of the Company. Each nominee in Class 1 shall hold office until the annual meeting of stockholders in 1999; each nominee in Class 2 shall hold office until the annual meeting of stockholders in 1998; and each nominee in Class 3 shall hold office until the annual meeting of stockholders in 1997.

Nominees For Election As Directors

Class 1

     Gary S. Goldstein (age 41) founded The Whitney Group in July 1984 and AFGL International, Inc., in November 1991, and currently serves as the Chairman and Chief Executive Officer of the Company and its subsidiaries. Mr. Goldstein has extensive experience in human resource recruitment within all areas of the financial services industry. Prior to entering the recruitment industry, Mr. Goldstein was on the audit and consulting staffs of Arthur Andersen & Co., in New York. Mr. Goldstein is an active member of the Young Presidents' Organization, Inc., and serves on its Metro Division Board of Directors. He is also an active member of The Brookings Council of the Brookings Institution, The Presidents Association of the American Management Association, and is listed in Who's Who in Finance and Industry.

      Barry S. Roseman (age 42) oversees all operation of the Company and its subsidiaries. He joined AFGL as its Senior Executive Vice President and Chief Operating Officer in January 1992, and became President in September 1996. For nine years prior to 1992 he was employed at FCB/Leber Katz Partners, Inc., a division of True North Communications, Inc., in various positions; most recently as Senior Vice President Director of Agency Operations.

The holders of Series A Preferred Stock are entitled to elect two
Directors of the Company. The Board has nominated for election by the Series A Stockholders the Class 1 nominees.

Class 2

     Edward E. Furash (age 61) founded Furash & Company, Inc., in 1980 and currently serves as its Chairman and Chief Executive
Officer. Mr. Furash has extensive experience in strategic planning and restructuring, organization and management design and practices, mergers and acquisitions, holding company expansion strategies, and turnaround of troubled institutions. A seasoned banker, he served nearly twelve years as Senior Vice President at the Shawmut Corporation and subsequently was a Managing Associate and member of the Board of Directors of Golembe Associates. Mr. Furash has earned degrees from The
Wharton  School  and  Harvard College and  later  served  of  the faculty of both institutions. He is listed in Who's Who in America in 1995 and has written for a wide variety of publications, including Bankers Magazine, Banking Week and The American Banker.

     Ehud D Laska (age 46) is the Chairman of Coleman and Company Securities, Inc., a New York Stock Exchange member investment bank. Mr. Laska is also a founding partner of InterBank/Birchall Acquisition Partners, LLC. Through these firms, Mr. Laska specializes in building up companies through same industry consolidation and acquisitions. From August 1994 to February 1996, Mr. Laska served as a managing director at the investment banking firm of Continuum Capital, Inc. While serving as a Managing Director with Tallwood Associates, Inc., a boutique investment banking firm, from May 1992 to August 1994, Mr. Laska founded the Private Equity Finance Group, which merged with Continuum Capital, Inc. in August 1994. Prior to May 1992, Mr. Laska was an investment banker with Laidlaw Equities. He currently services as a director of Intile Designs, Inc., a publicly-held distributor of ceramic tile products.

Class 3

      G. Chris Andersen (age 58) is one of the founders of Andersen, Weinroth & Co., L.P., a merchant banking firm, which commenced operations in January 1996. For over five years prior to 1996, Mr. Andersen served as the Vice Chairman of PaineWebber Incorporated, in New York City. Mr. Andersen also serves as a director of three other public companies, Sunshine Mining and Refining Company, TEREX Corporation, and United Waste and Refining Company.

      Richard B. Salomon (age 48) has been engaged in the private practice of law for the past five years, during which period he has been a partner in the law firm of Christy & Viener, counsel to the Company. Mr. Salomon's practice is primarily in the areas of real estate and corporate law. He currently services as a director of Tweedy Browne Fund, Inc., a mutual fund based in New York City.

Board Meetings and Committees/ Compensation

      The Board of Directors has established three committees. The Compensation Committee has been established to consider salary and benefit matters for the executive officers and key personnel of the Company. The Finance Committee assists the Board in areas of financing proposals, budgeting, and acquisitions. The Audit Committee is responsible for financial reporting matters, internal controls, and compliance with financial polices of the Company, and meets with the Company's auditors when appropriate.

      The Board of Directors met three times during the past fiscal year. The Finance Committee met three times, the Compensation Committee met four times, and the Audit Committee met once during the year. All the directors attended all meetings of the Board of Directors and the committees on which they serve. Directors who are not employees of the Company are paid $1,000 for attendance at each Board meeting, and are reimbursed for travel expenses incurred to attend each meeting. No payment is made for attending committee meetings.

Vote and Recommendation

      Each Director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting, except for the two directors elected by the holders of Series A Preferred Stock, who are elected by vote of a plurality of the shares of Series A Preferred Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

The Board Recommends a Vote "FOR" The Nominees

                   REINCORPORATION IN DELAWARE

                        (PROPOSAL NO. 2)

      The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Nevada to Delaware. The primary purpose of this reincorporation is to allow the Company to benefit from Delaware's well-developed corporate law.

      The following discussion summarizes certain aspects of the proposed reincorporation of the Company in Delaware. If approved by the Company's stockholders, the proposed reincorporation would be effected by merging the Company into a wholly owned subsidiary of the Company (the "Surviving Corporation"), which will be incorporated under the laws of Delaware for the purpose of effecting the proposed merger (the "Merger"). The Merger would be accomplished pursuant to the terms of an Agreement and Plan of Merger between the Company and the Surviving Corporation in substantially the form included herein as Appendix A (the "Merger Agreement"). The Surviving Corporation will continue under the name Headway Corporate Resources, Inc., subject to stockholder approval. See "Change in Corporate Name (Proposal No. 5)" below.

       At the effective time of the Merger, the Surviving Corporation will be governed by the Delaware General Corporation Law (the "Delaware GCL") and by the new Certificate of Incorporation (the "Delaware Certificate") attached hereto as Appendix B and the new Bylaws (the "Delaware Bylaws") attached hereto as Appendix C. With certain exceptions, the Delaware GCL is substantially similar to the Private Corporations Law of the State of Nevada (the "Nevada Code"). For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware GCL and the Nevada Code, see "Differences Between the Corporation Laws of Delaware and Nevada," below. Except for a change in corporate name to Headway Corporate Resources, Inc., assuming stockholder approval, and a change in the par value of the Company's authorized capital stock and except to the extent that changes are dictated by the application of the Delaware GCL, the Delaware Certificate and Delaware Bylaws will be substantially similar to the Company's present Articles of Incorporation and Bylaws (the "Nevada Articles" and the
"Nevada Bylaws," respectively). See "Differences Between the Charter of the Company and the Surviving Corporation," below.

     Upon effectiveness of the Merger, each share of Common Stock of the Company will automatically be converted into a share of Common Stock of the Surviving Corporation, and stockholders of the Company will automatically become stockholders of the Surviving Corporation. Certificates for the Common Stock of the Company will be deemed to represent the same number of shares as represented by the Company's current certificates prior to the Merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH.

      Under Nevada law, the affirmative vote of a majority of the outstanding shares is required for approval of the proposed Merger and reincorporation. If approved by the stockholders at the Annual Meeting, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The proposed Merger and reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

      Adoption and approval of the Merger will affect certain rights of stockholders. Accordingly, stockholders are urged to read carefully this entire Proposal No. 4 and the annexes hereto before voting on this Proposal No. 4.

Principal Reasons For the Reincorporation

      The primary reason for the Board's recommendation of the reincorporation is the well-developed case law interpreting the Delaware GCL, which the Board believes will allow it to more effectively perform its duties. Although the Nevada Code is relatively similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Code. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, along with more general corporate matters. The Board therefore believes that the overall effect of the reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, including takeover attempts, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

Certain Consequences of the Merger

      In connection with the Merger, the Company's corporate name will be changed from AFGL International, Inc. to Headway Corporate Resources, Inc., subject to stockholder approval. The Merger will not result in any other change in the name, business, management, assets, liabilities or net worth of the Company. The Company will continue to maintain its executive offices in New York City. The capitalization, consolidated financial condition and results of operations of the Surviving Corporation immediately after consummation of the Merger will be the same as those of the Company immediately prior to the consummation of the Merger.

      Consummation  of  the  Merger  is  subject  to  stockholder
approval.   Upon satisfaction of that condition, the Merger  will
be consummated as follows:

     Effective Date. The Merger will take effect at the later of the date on which a Certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger with the Secretary of State of Nevada (the "Effective Date"), which filing is anticipated to be made as soon as practicable after the adoption and approval of the Merger Agreement by the stockholders of the Company. On the Effective Date of the Merger, the separate corporate existence of the Company will cease, and stockholders of the Company will become stockholders of the Surviving Corporation.

      Management After the Merger. Upon effectiveness of the Merger, the Board of Directors of the Surviving Corporation will consist of those persons elected to the Board of Directors of the Company at the Annual Meeting. Such persons and their respective terms of office are set forth above under the caption "Election of Directors," above. The directors will continue to hold office as directors of the Surviving Corporation for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of the Surviving Corporation upon the effectiveness of the Merger.

       Capitalization of the Surviving Corporation; Stock Certificates. The authorized number of shares of common stock of the Surviving Corporation will be 20,000,000, $0.0001 par value (the "Surviving Corporation Common Stock"), a decrease in par value from the current $0.01 par value of the Company's 20,000,000 authorized shares of Common Stock ("Company Common Stock"). The Surviving Corporation will also have 5,000,000 shares, $0.0001 par value, of authorized but unissued Preferred Stock, a decrease in par value from the current $0.001 par value of the Company's 5,000,000 authorized shares of preferred stock. See, "Differences Between the Charter of the Company and the Surviving Corporation," below.

     In the Merger, Company Common Stock will be converted, share for share, without any action on the part of the holder thereof, into the Surviving Corporation Common Stock. The Surviving Corporation Common Stock will not have preemptive rights and will not be subject to assessment. The Surviving Corporation will file a Designation for Series A through E Preferred Stock ("Designation") attached hereto as Appendix D. In the Merger, all outstanding Company Preferred Stock, Series A through Series E, will be converted, share for share, without any action on the part of the holder into the corresponding Series of Surviving Corporation Preferred Stock. All shares of the Surviving Corporation Common Stock and Preferred Stock to be issued in the Merger will be fully paid and nonassessable. As holders of stock in a Delaware corporation, the Surviving Corporation stockholders will have the rights provided by the Delaware GCL, the Delaware Certificate, the Delaware Bylaws, and the Designation. See
"Differences   Between  the  Corporation  Laws  of   Nevada   and
Delaware," below.

      Each outstanding certificate representing shares of Company Common Stock and Preferred Stock will continue to represent the same number of shares of the Surviving Corporation Common Stock until submitted for transfer to the Surviving Corporation. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION.

     The Company currently has effective a registration statement under the Securities Act of 1933, as amended, pertaining to resale of shares of Company Common Stock issuable upon conversion of the Company's Series D Preferred Stock and Series E Preferred Stock. The Company intends to file amendments to such registration statement to continue the registration of shares of the Surviving Corporation Common Stock issuable on conversion of its corresponding Series D and Series E Preferred Stock.

       Progressive Transfer Company, the transfer agent and registrar for the Company, will act as transfer agent and registrar for the Surviving Corporation.

      Company Warrants. The Company has outstanding warrants to purchase shares of Company Common Stock. Such warrants will not be changed in any material respect by the Merger. Each warrant to purchase shares of Company Common Stock outstanding immediately prior to the Merger will be converted into a warrant to purchase the same number of shares of the Surviving Corporation Common Stock upon the same terms and conditions as in effect immediately prior to the Effective Date.

     The Company currently has effective a registration statement under the Securities Act of 1933, as amended, pertaining to resale of shares of Company Common Stock issuable upon the exercise of certain outstanding warrants. The Company intends to file amendments to such registration statement to continue the registration of shares of the Surviving Corporation Common Stock issuable on exercise of such warrants.

      Company Equity Incentive Plans. The Company's equity incentive plan will not be changed in any material respect by the Merger. Each option to purchase shares of Company Common Stock outstanding immediately prior to the Merger pursuant to the Company's 1993 Incentive Stock Plan and/or any successor plans, will be converted into an option to purchase the same number of shares of the Surviving Corporation Common Stock upon the same terms and conditions as in effect immediately prior to the Effective Date.

      Indebtedness of the Company. All indebtedness of the Company outstanding on the Effective Date will be assumed by the Surviving Corporation in connection with the Merger. To the
Company's knowledge, no indebtedness of the Company will be accelerated as a result of the proposed transaction.

      Trading of the Surviving Corporation Common Stock. It is anticipated that the Surviving Corporation Common Stock will be quoted on the NASDAQ SmallCap Market without interruption, and that such market will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of the Surviving Corporation in transactions subsequent to the Merger.

      Amendment, Deferral or Termination of the Agreement of Merger. The Merger Agreement provides that the Boards of Directors of the Company may amend the Merger Agreement prior to or after approval of the Merger by the stockholders of the Company but not later than the Effective Date; provided that no such amendment may be made that is not approved by such stockholders if it would affect the principal terms of the Merger Agreement.

      The Merger Agreement also provides that the Board of Directors of the Company may terminate and abandon the Merger or defer its consummation for a reasonable periods, notwithstanding stockholder approval, if in the opinion of the Board of Directors, such action would be in the best interests of the Company.

     Federal Income Tax Consequences. It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Company Common Stock and Preferred Stock or by the Company or the Surviving Corporation as a result of the consummation of the Merger. Each former holder of Company Common Stock and Preferred Stock will have the same tax basis in the Surviving Corporation Common Stock and Preferred Stock received pursuant to the Merger as it has in Company Common Stock held by it at the time of the consummation of the Merger. Each stockholder's holding period with respect to the Surviving Corporation Common Stock and Preferred Stock will include the period during which it held the corresponding Company Common Stock and Preferred Stock, provided the latter is held as a capital asset at the time of consummation of the Merger. The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the Merger have been or will be sought by the Company.

Differences Between the Charter of the Company and the  Surviving
Corporation

      Except to the extent that changes are dictated by the application of the Delaware GCL along with limited additional changes discussed below, the provisions of the Delaware Certificate and the Delaware Bylaws will be substantially similar to the provisions of the Nevada Articles and the Nevada Bylaws. The par value of the authorized shares of the Surviving Corporation Common Stock and Preferred Stock will be $0.0001 per share, a decrease from the present par value, which will substantially decrease initial Delaware franchise taxes.

Differences Between the Corporation Laws of Delaware and Nevada

      In many instances, the Nevada Code is substantially similar to the Delaware GCL. Although it is impractical to note all of the remaining differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of the management of the Company, are summarized below. The summary is not intended to be complete and reference should be made to the Delaware GCL and the Nevada Code.

      Removal of Directors. Under the Delaware GCL, any one or all of the directors of a corporation with a classified board of directors may be removed, with cause, by the holders of a majority of shares then entitled to vote in an election of directors.

      Under the Nevada Code, any one or all of the directors of a corporation with a classified board may be removed by the holders of not less than two-thirds of the voting power of a corporation's stock. The Company has, and the Surviving Corporation will also have, a classified board of directors.

     Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits.

      Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware GCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or an behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses.

     Under the Nevada Code, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation MUST pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporations. Thus, a corporation may have no discretion to decide whether or not to advance expenses.

      Limitation on Personal Liability of Directors. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

     While the Nevada Code has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and
officers.   Second,  while the Delaware  provision  excepts  from
limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

     The Delaware Certificate, like the Nevada Articles, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate, the Nevada Articles also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or rescission based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

       Dividends. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides that a corporation may redeem or repurchase its shares only out of surplus.

      The Nevada Code provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

     The provisions of the Delaware GCL are more restrictive than the provisions of the Nevada Code and could conceivably affect future dividends or other distributions. Neither the Company nor the Surviving Corporation currently intends to pay dividends or make distributions on its Common Stock.

      Restrictions on Business Combinations/ Corporation Control. Both the Delaware GCL and the Nevada Code contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. The Delaware GCL defines as interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

      The Nevada Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger applications of the voting bar with respect to the shares newly acquired.

     As permitted by the Nevada Code, the Company opted not to be subject to the business combination and control share voting restrictions contained in the Nevada Code. The Surviving
Corporation will be subject to the business combination restrictions contained in the Delaware GCL, which will have a chilling effect on hostile takeovers of the Surviving Corporation. Neither the Company nor the Surviving Corporation is aware of any person interested in making a takeover bid.

Rights of Dissenting Stockholders

      Stockholders who oppose the proposed Merger will have the right to receive payment for the value of their shares as set forth in Sections 92A.300 through 92A.500 of the Nevada Code, which are attached under Appendix E to this Proxy Statement. Under the Nevada Code, such dissenters' rights will be available only to stockholders of the Company who refrain from voting in favor of the Merger and notify the Company in writing prior to the vote on the Merger of their intention to demand payment for their shares if the Merger is effectuated (a negative vote will not itself constitute such notice). Stockholders who hold their shares beneficially, and not of record, may assert their dissenter's rights only by submitting with their written notice of dissent the written consent of the stockholders of record for their shares, and must exercise their dissenter's rights for all the shares of which they are beneficial owners.

      If the proposed Merger is approved by the required vote at the Annual Meeting, the Company is required to mail a notice to all stockholders who gave due notice of their intention to demand payment and who refrained from voting in favor of the proposed action. The notice shall state where and when a demand for payment shall be sent and certificates shall be deposited in order to obtain payment, include a form for demanding payment which includes a request for certification of the date on which the stockholder or the person on whose behalf the stockholder dissents acquired beneficial ownership of the shares, and be accompanied by a copy of Sections 92A.300 through 92A.500 of the Nevada Code. The date set for receipt of the demand for payment from the dissenting stockholders shall be not less than 30 nor more than 60 days from the mailing of the notice. Stockholders who fail to demand payment or fail to deposit certificates, as required by the notice mailed to the dissenting stockholders, shall have no right to received payment for their shares.

      Within 30 days following the date on which demand for payment is received from dissenting stockholders who have deposited their certificates with the Company, all in accordance with the notice of the Company, the Company shall remit to the dissenting stockholders the amount which the Company estimates to be the fair value of the shares, with interest. The remittance shall be accompanied by: (1) the Company's closing balance sheet and statements of income and stockholders' equity for a fiscal year ending not more than 16 months before the date of remittance, together with the latest available interim financial statements; (2) a statement of the Company's estimate of the fair value of the shares; (3) an explanation of how the interest was calculated; (4) a statement of the dissenters' right to demand payment; and (5) a copy of Sections 92A-300 through 92A-500 of the Nevada Code. The Company may elect, however, to withhold remittance from any dissenter with respect to shares of which the dissenter or the person on whose behalf the dissenter acts was not the beneficial owner on the date of the first announcement to the news media or to stockholders of the terms of the proposed Merger.

      If the dissenting stockholders believe that the amount remitted is less than the fair value of their shares, they may, within 30 days after the date of mailing of the Company's remittance, mail to the Company their own estimate of the value of the deficiency. If a dissenting stockholder fails to do so, he shall be entitled to no more than the amount remitted. If a demand for payment remains unsettled for 60 days after such demand is made by a dissenting stockholder, the Company shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court. All dissenters are entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest. If the Company fails to file a petition, each dissenter who has made a demand and who has not already settled his claim against the Company shall be paid by the Company the amount demanded by him with interest and may sue thereafter in an appropriate court.

     The Plan of Merger provides that the Board of Directors may, in its discretion, terminate the Merger nothwithstanding stockholder approval. This provision enables the Board to evaluate the potential burden to the Company arising from the exercise of dissenter's rights, and abandon the Merger if the burden to the Company is too great in the opinion of the Board.

Vote and Recommendation

      The affirmative vote of a majority of the Company's issued and outstanding Common Stock and each series of Preferred Stock is required for approval of the reincorporation. A vote for the reincorporation will constitute specific approval of the Merger Agreement and all other transactions and proceedings related to the reincorporation. Abstentions as to this Proposal 2 will be treated as votes against Proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked Proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the Proxy.

The   Board   of   Directors  Recommends   a   Vote   "For"   the
Reincorporation.

                    CHANGE IN CORPORATE NAME

                        (PROPOSAL NO. 3)

      Given that the Company is no longer engaged in the advertising and public relations business it conducted under the name "AFGL", the Board of Directors has determined that it is the best interests of the Company to change its corporate name. The Board of Directors has approved a change in the Company's corporate name to Headway Corporate Resources, Inc.. Subject to stockholder approval, Headway Corporate Resources, Inc. will be the name of the Surviving Corporation if the reincorporation is approved by the Company's stockholders; if the reincorporation is not approved, the name change will be effected by an amendment to the Company's Articles of Incorporation.

Vote and Recommendation

      Approval of the change in corporate name will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 3 will be treated as votes against Proposal 3. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked Proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Corporate Name
Change.

                   RATIFICATION OF APPOINTMENT
                     OF INDEPENDENT AUDITORS

                        (PROPOSAL NO. 4)

      The accounting firm of Ernst & Young LLP ("Ernst & Young") has been approved by the Board, upon recommendation by the Audit Committee, to serve as independent auditors of the Company for 1996, subject to approval by the stockholders by an affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented at the Annual Meeting. The Company has been advised that neither Ernst & Young nor any of its members or associates has any relationship with the Company or any of its affiliates, except in the firm's proposed capacity as the Company's independent auditors. The independent auditors of the Company for 1995 and 1994 were Moore Stephens, P.C. (formerly Mortenson & Associates, P.C.).

     The reason for the change in independent auditors to Ernst & Young is the determination by the Audit Committee, which was accepted by the Board, that Ernst & Young has greater resources available for serving the present and future needs of the Company.

      During the fiscal years ended December 31, 1995 and 1994, the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion from the Company's former independent auditors, and were not modified as to uncertainty, audit scope, or accounting principles. During this period, there were no disagreements with the former independent auditors on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to the former independent auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit report.

      Representatives of Ernst & Young will be present at the Annual Meeting of Stockholders, will be afforded an opportunity to make a statement if they desire, and will be available to respond to appropriate questions from stockholders. The Company does not expect representatives of Moore Stephens, P.C. to be present at the Annual Meeting to make a statement or respond to questions.

      The  affirmative vote of a majority of the shares of Common
Stock represented at the Annual Meeting in person or by proxy is required to approve the selection of Ernst & Young to serve as independent auditors of the Company for 1996.

The Board of Directors Recommends a Vote "For" the Ratification of the Appointment of Ernst & Young LLP.

   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth as of ___________, 1996, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                              Amount and Nature of
                              Beneficial Ownership


Principal Stockholders      Common   Option  Preferr   Percent
                            Shares   s/Warr     ed     of Class
                                      ants    Stock      (2)
                                       (1)
Gary S. Goldstein (3)       1,863,9  53,333   29,378     34.7
850 Third Avenue              77
New York, NY 10022

Alicia C. Lazaro (3)        314,197  13,333   31,628     6.5
850 Third Avenue
New York, NY 10022

A. Zyskind (4)                               492,185     8.2
12 Brand Street
Jerusalem, Israel

The  Tail  Wind Fund  Ltd.           240,00  325,978     9.3
(4)(5)                                  0
18-20 North Quay, Douglas
Isle of Man 1M95 1NR

Internationale Nederlanden                   575,000     9.4
       (U.S.)      Capital
Corporation (6)
135 East 57th Street
New York, NY 10022

Officers, Directors
  and Nominees

Barry S. Roseman (3)        83,360   96,667   78,881     4.5
850 Third Avenue
New York, NY 10022

Edward E. Furash (7)                         574,312     9.4
2001 L Street, N.W.
Washington, DC 20036

Ehud D. Laska (3)                    64,856   5,251      1.3
630 Fifth Avenue
New York, NY 10111

G. Chris Andersen (3)                         13,126     0.2
1330    Avenue   of    the
Americas
New York, NY 10019

Richard B. Salomon (3)                        13,126     0.2
620 Fifth Avenue
New York, NY 10020

Philicia G. Levinson                  7,000   26,252     0.6
850 Third Avenue
New York, NY 10022

All Executive officers and  1,947,3  221,85  740,326     34.5
Directors as a Group          37        6

(1) These figures represent options and warrants that are vested or will vest within 60 days from the date as of which information is presented in the table.

(2) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options, warrants, or conversion rights, and percentage ownership of all officers and directors of a group assuming all such purchase or conversion rights held by such individuals are exercised.

(3)   These persons are holders of Series A Convertible Preferred
Stock of the Company, a portion of which is convertible to Common
Stock of the Company.

(4)   These  persons  hold  shares  of  the  Company's  Series  D
Convertible Preferred Stock (the "Series D Stock"). The face value for each share of Series D Stock is $50,000 and is convertible to Common Stock of the Company at the lesser of $5.210625 or 80% of the market price of to the Company's common stock on the date of conversion. Dividends are payable on the Series D Stock at the rate of 8% per annum. The Company may, at its election, issue Common Stock in payment of the dividend. On conversion, the holders of Series D Stock are entitled to receive a warrant to purchase one share of Common Stock for every four shares of Common Stock issued on conversion. The amounts reflected in the foregoing table for the holders of Series D Stock assume that all Preferred Stock is converted into Common Stock on September 30, 1996, at an estimated conversion price of $3.00 per share.

(5) The Tail Wind Fund Ltd., holds warrants to purchase 240,000 shares of the Company's Common Stock. In addition, The Tail Wind Fund Ltd. holds 10 shares of the Company's Series C Convertible Preferred Stock ("Series C Stock") which has conversion terms similar to those of the Series D Stock described in footnote (4), above, except that there is no right to acquire any warrants to purchase Common Stock of the Company. Assuming a conversion price of $3.00 per share and the Series C Stock is converted into Common Stock on September 30, 1996, the Tail Wind Fund Ltd. would receive 69,238 shares of Common Stock.

(6) Internationale Nederlanden (U.S.) Capital Corporation ("INCC"), holds a warrant (the "Series E Warrant") to purchase 575,000 shares of Series E Convertible Preferred Stock ("Series E Stock") of the Company at an exercise price of $0.02 per share. The Series E Stock is convertible at the election of the holder into Common Stock of the Company at the rate of one share for one share, subject to adjustment based on anti-dilution provisions. Assuming exercise in full of the Series E Warrant and the conversion of all of the Series E Stock into Common Stock, INCC would receive 575,000 shares of Common Stock.

(7)   Mr.  Furash is the holder of Series B Convertible Preferred
Stock of the Company which is convertible to 574,312 shares of Common Stock.



                       EXECUTIVE OFFICERS

      Information regarding Gary S. Goldstein (Chairman and Chief Executive Officer), Barry S. Roseman (President, Treasurer, and Chief Operating Officer, and Edward E. Furash (Vice Chairman of the Company and Chief Executive Officer of Furash) is presented under the caption "Election Of Directors", above.

     Philicia G. Levinson (age 32) was appointed Secretary of the Company in September 1996. She has served as Director of Corporate Development and has managed the Company's acquisition activities since April 1995. She was hired by the Company in December 1992 to provide marketing consulting services to investment banking clients. Prior to her employment by the Company, she was employed by Bloomingdale's of New York City where her responsibilities included product management and development.

      All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

                     EXECUTIVE COMPENSATION

Annual Compensation

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the prior fiscal years ended December 31, 1995, 1994 and 1993 of those persons who were either
(i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").


                                                             Long Term              All Other
Name         and  Year                   Annual            Compensation            Compensation
Principal              Compens                                       (1)
Position                ation

                                         Other        Options/
                  Yea  Salary(  Bonus($  Annual       SARs (#)
                  r    $)       )        Compensati
                                         on
Gary          S.  199  470,000   90,000    28,483      50,000       2,310
Goldstein          5   470,000  397,700    24,653      55,000       2,310
       Chairman,  199  470,000    --       15,000        --         2,249
Chief              4
       Executive  199
Officer            3

Barry S. Roseman  199  250,000   50,000    24,379      60,000       2,310
           Chief  5    250,000  100,000    29,812      40,000       2,310
Operating         199  250,000   50,000     8,800        --         2,249
  Officer         4
                  199
                  3
Edward E. Furash  199  250,000    --       50,000        --         5,115
  Vice Chairman/  5      --       --         --          --           --
  CEO of Furash   199    --       --         --          --           --
                  4
                  199
                  3
Philicia          199  94,375    35,000      --        10,000       1,180
Levinson          5    80,000     --         --        5,000        1,250
  Secretary       199  57,979    20,000      --          --          725
                  4
                  199
                  3

(1) Represents contributions by the Company to the defined contribution [401(k)] plan.

Employment and Other Arrangements

      The Company adopted in 1993 a form employment agreement for its executive officers and key employees for the purpose of memorializing annual base compensation. The employment agreement also provides that the employee is entitled to participate in group insurance and benefit plans. Furthermore, the Company may, at its election, obtain key-man life insurance on the employee. Gary S. Goldstein and Barry S. Roseman each entered into employment agreements on September 15, 1993, providing for annual compensation of $470,000 and $250,000, respectively.

      The  Company maintains key-man life insurance  on  Gary  S.
Goldstein in the amount of $2,000,000 and on the lives of four other employees in the aggregate amount of $3,400,000. All policies are owned by the Company, and the Company is the named beneficiary.

      The Company has entered into a four year employment agreement with Edward E. Furash, which was effective on January 1, 1995. Under the agreement, Mr. Furash will receive an annual salary of $250,000, and is entitled to participate in a bonus plan established for employees of Furash. The bonus plan provides that, if the net income before taxes of Furash during each fiscal year commencing January 1, 1995, based on at least $4,000,000 of total revenue, is greater than 8%, a portion of the excess about 8% will be set aside in a bonus pool and distributed to the employees of Furash as determined by a committee consisting of two executive officers of Furash and one executive officer of the Company. Mr. Furash is currently one of the officers of Furash serving on the committee.

Defined Contribution Plan

      Whitney and Furash have adopted a qualified 401 (k) contribution plan for their employees. Under the plan, employees may elect to defer a portion of their salary up to 15% of total compensation, and the employer is required to make matching contributions up to 25% of the amount deferred not to exceed 10% of total compensation. Employees are fully vested on their contributions when made, and are fully vested on employer contributions after five years of service. Contributions to the plan for the fiscal years ended December 31, 1995 and 1994, were $65,160 and $66,826, respectively.

Stock Options

      The following table sets forth certain information with respect to grants of stock options during fiscal year 1995 to the Named Executive Officers pursuant to the Company's 1993 Incentive
Stock Plan ("Plan").



                                % of Total
                   Number of    Options/SA
                   Securities       Rs       Exercise
Name         and   Underlying   Granted to      or      Expirati
Principal           Options      Employees  Base Price   on Date
Position            Granted         in        ($/Sh)
                                  Fiscal
                                   Year
Gary          S.     50,000        23.8       $2.75     10/10/05
Goldstein
       Chairman,
Chief
       Executive
Officer

Barry S. Roseman     60,000        28.6       $2.75     10/10/05
           Chief
Operating
  Officer

Edward E. Furash      -0-           -0-         --         --
  Vice Chairman/
  CEO of Furash

Philicia             10,000         4.8       $2.75     10/10/05
Levinson
  Secretary

      Following the end of the fiscal year 1995 in January 1996, the Company granted a stock option to Barry S. Roseman expiring
January  22,  2006, to purchase 50,000 shares  of  the  Company's
Common Stock at an exercise price of $2.50 per share.

      The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers as of December 31, 1995. No outstanding options held by the Named Executive Officers were exercised in fiscal year 1995.

                  Number of Securities     Value of Unexercised
Name         and Underlying Unexercised    In-the-Money Options
Principal                Options             at FY End ($) (1)
Position              at FY End (#)

                 Exercisable/Unexercise   Exerciseable/Unexercise
                          able                     able

Gary          S.     30,000/ 75,000              -0-/ -0-
Goldstein
       Chairman,
Chief
       Executive
Officer

Barry S. Roseman     21,666/ 78,334              -0-/ -0-
           Chief
Operating
  Officer

Edward E. Furash        -0-/ -0-                 -0-/ -0-
  Vice Chairman/
  CEO of Furash

Philicia              1,667/ 13,333              -0-/ -0-
Levinson
  Secretary

(1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at fiscal year end.

      The Plan was adopted by the Company's board of directors in August 1993, and approved by the Company's stockholders in October 1993. The Plan provides for the grant of awards in the form of options to purchase shares of Common Stock, stock appreciation rights, shares of Common Stock subject to vesting and/or forfeiture restrictions, or any combination thereof. Awards under the Plan are granted by a committee (the "Committee") consisting of at least two disinterested directors of Company appointed by the company's board of directors. The maximum number of shares of Common Stock issuable pursuant to awards granted under the Plan is 3,771,567 shares. Directors (other than directors serving on the Committee), officers, and key employees of the Company who are expected to make significant contributions to the Company are eligible to receive Plan awards upon such terms, and subject to such conditions as the Committee, in its sole discretion, shall determine, including, without limitation, the number of shares issuable pursuant to the award, type of award, restrictions upon the exercise of awards, vesting conditions, and the manner of payment to be accepted for awards. The Committee is authorized, within the provisions of the Plan, to amend certain of the terms of outstanding awards, and to modify or extend outstanding options with a higher exercise price than new options.

     During 1995, the Company granted options to purchase 210,000 shares of common stock to a number of employees. All options were granted at the bid price for the Company's common stock in the over-the-counter market on the date of grant, which ranged from $2.75 to $3.75 per share. A total of 224,250 options were canceled during the year, leaving 593,500 outstanding at December 31, 1995. All options vest over a term of three years subject to continued employment by the Company or one of its subsidiaries. Furthermore, all options are exercisable for a period of ten years from the date of grant; provided, that all options expire one month following the date on which employment is terminated for any reason.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The following discussion includes certain relationships and related transactions which occurred during the Company's fiscal year ended December 31, 1995, as well as the interim period ended
June 30, 1996.

      In 1995, Ehud D. Laska provided finance and advisory services to the Company through the investment banking firm with which he was associated and through a consulting firm in which Mr. Laska is a principal owner. The Company paid $45,000 for such services in 1995. For consulting services rendered in connection with the Company's debt and equity financings in 1996, the Company paid to a corporation owned by Mr. Laska and his associate, in equal shares, a total of $582,500 in cash. In addition, the Company granted to Mr. Laska and his associate warrants to purchase 240,000 shares of Common Stock exercisable over a period of four years commencing May 31, 1997, at an exercise price of $4.25 per share.

      In May 1996, the Company loaned a total of $507,366 to 10 employees and certain directors of the Company at 8% interest per annum payable quarterly over a term of five years. The funds were used by the employees and directors to purchase a total of 2,170 shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") from True North Communications, Inc. ("True North"). These purchases were part of a total sale of 2,800 shares of Series A Stock by True North to 15 purchasers. The 2,800 shares of Series A Stock is convertible to a total of 1,332,412 shares of Common Stock. Loans made to persons who, at the time of the transaction, were officers and directors of the Company (Gary S. Goldstein received a loan of $59,059 to purchase 235 shares of Series A Stock and Barry S. Roseman received a loan of $157,608 to purchase 631 shares of Series A Stock) are collateralized by the Series A Stock purchased and additional assets with a value in excess of the principal amount of each loan. Prior to the sale of Series A Stock, True North had a voice in all acquisition and financing activities of the Company under the original agreement pursuant to which True North acquired the Series A Stock. Sale of the Series A Stock terminated True North's participation in the affairs of the Company. Sale of the Series A Stock also provided an opportunity to give management and other employees a greater equity interest in the Company as an incentive for future performance. Accordingly, the disinterested directors of the Company approved the loans to facilitate the sale of Series A Stock.

      Richard B. Salomon, a director of the Company, is also a partner in the law firm of Christy & Viener, which represents the Company on various legal matters from time to time. During the first part of 1996, Christy & Viener received payments of $100,273 from the Company for legal services.

     On May 31, 1996, the Company entered into a Credit Agreement with Internationale Nederlanden (U.S.) Capital Corporation ("INCC"). Under the Credit Agreement, INCC made a term loan of $9,000,000 to the Company, and established a $6,000,000 revolving credit facility for the Company. In connection with this financing arrangement, the Company granted to INCC the Series E Warrant to purchase 575,000 shares of Series E Stock of the
Company at an exercise price of $0.02 per share. The Series E Stock is convertible at the election of the holder to Common
Stock of the Company at the rate of one share for one share, subject to adjustment based on anti-dilution provisions. The Company also entered into a Registration Rights Agreement with INCC pertaining to the Common Stock of the Company issuable on conversion of the Series E Convertible Preferred Stock. Under the terms of the Registration Rights Agreement, the Company is required to file and keep effective a shelf registration covering the Common Stock issuable to INCC. In the Registration Rights Agreement, INCC agrees not to make any private or public sale of the Common Stock prior to May 31, 1997.

      During the first part of 1996, The Tail Wind Fund Ltd. ("TWF"), provided consulting and advisory services in connection with structuring the Company's private offerings of securities totaling $7,000,000, and assisted the Company is locating potential investors. In consideration for these services, TWF received from the Company fees consisting of $350,000 in cash and warrants to purchase 240,000 shares of the Company's Common Stock exercisable over a period of five years at a price of $4.25 per share.

                        OTHER INFORMATION

      Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filled on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto, except for Edward E. Furash, G. Chris Andersen, and Richard B. Salomon, each of whom failed to file on time their respective Forms 3 following their election to the board of directors in June 1995.

                            FORM 10-K

      THE  COMPANY  WILL PROVIDE WITHOUT CHARGE  A  COPY  OF  THE
COMPANY'S MOST RECENT REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT AFGL INTERNATIONAL, INC., 850 THIRD AVENUE, 11TH FLOOR, NEW YORK, NEW YORK 10022.

                          OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

     Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated:    ________________________________, 1996


























                                                       APPENDIX A


                  AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is made as of ______________________, 1996, by and between AFGL
International, Inc.., a Nevada corporation (the "Company"), and Headway Corporate Resources, Inc., a Delaware corporation ("Headway"). Headway is hereinafter sometimes referred to as the "Surviving Corporation," and together with the Company are referred to as the "Constituent Corporations".

      The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value $0.01 ("Company Common Stock"), and 5,000,000 shares of Preferred Stock, $0.001 per value ("Company Preferred Stock"), and the authorized capital stock of Headway consists of 20,000,000 shares of Common Stock, $0.0001 par value (the "Headway Common Stock"), and 5,000,000 shares of Preferred Stock, $0.0001 par value (the "Headway Preferred Stock"). The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that the Company merge into Headway upon the terms and conditions provided herein.

      NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that the Company shall merge into Headway on the following terms, conditions and other provisions:

1.   Terms and Conditions.

      1.1 Merger. The Company shall be merged with and into Headway, which shall be the surviving corporation effective at the earlier of the date when this Merger Agreement is filed as part of the required Articles of Merger with the Secretary of State of the State of Nevada or the date when a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware (the "Effective Date").

      1.2 Succession. On the Effective Date, Headway shall succeed to all of the rights, privileges, powers, immunities and franchises and all the property, real, personal and mixed of the Company, without the necessity for any separate transfer. Headway shall thereafter be responsible and liable for all liabilities and obligations of the Company, and neither the rights of creditors nor any liens on the property of the Company shall be impaired by the merger.

      1.3 Common Stock and Preferred Stock of the Company and Headway. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent
Corporations or their stockholders, (i) each share of Company Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Headway Common Stock; (ii) each share of the Company's Series A Convertible Preferred Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Headway Series A Convertible Preferred Stock; (iii) each share of the Company's Series B Convertible Preferred Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Headway Series B Convertible Preferred Stock; (iv) each share of the Company's Series C Convertible Preferred Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Headway Series C Convertible Preferred Stock; and (v) each share of the Company's Series D Convertible Preferred Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Headway Series D Convertible Preferred Stock.

      1.4 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of Company Common Stock and Company Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Headway Common Stock and Headway preferred Stock into which the shares of the Company represented by such certificates have been converted as provided herein and shall be so registered on the books and records of Headway or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Headway or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Headway evidenced by such outstanding certificate as provided above.

      1.5 Options and Warrants. On the Effective Date, Headway will assume and continue the stock option plan of the Company and any successor plan or plans, the outstanding and unexercised portions of all options to buy Company Common Stock shall become options for the same number of shares of Headway Common Stock with no other changes in the terms and conditions of such options, including exercise prices, the outstanding and unexercised portions of all warrants to buy Company Common Stock and Company Preferred Stock shall become warrants for the same number and type of shares of Headway Common Stock and Headway Preferred Stock with no other changes in the terms and conditions of such warrants, including exercise prices, and effective upon the Effective Date, Headway hereby assumes the outstanding and unexercised portions of such options and warrants and the obligations of the Company with respect thereto.

      1.6 Acts, Plans, Policies, Agreements, Etc. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Headway and shall be as effective and binding thereon as the same were with respect to the Company.

2.   Charter Documents, Directors and Officers

       2.1 Certificate of Incorporation and By-Laws. The Certificate of Incorporation and Bylaws of Headway as in effect immediately prior to the Effective Date shall remain the
Certificate of Incorporation and Bylaws of Headway after the Effective Date.

      2.2 Directors and Officers. On the Effective Date, the Board of Directors of Headway will consist of the members of the Board of Directors of the Company immediately prior to the Merger. The directors will continue to hold office as directors of Headway for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of Headway upon the effectiveness of the Merger.

3.   Miscellaneous

      3.1 Further Assurances. From time to time, and when required by Headway or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to conform of record or otherwise, in Headway the title to and possession of all the property, intents, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the directors and officers of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of the Company, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the stockholders of the Company) as may be determined in the judgment of the respective Boards of Directors of the Company and Headway to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

      3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Merger Agreement by the stockholders of the Company, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Constituent Corporations.

     3.4 Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this agreement has been signed as of the date first-above written for and on behalf of the corporate parties hereto by the undersigned thereunto duly authorized.

AFGL INTERNATIONAL, INC.      HEADWAY CORPORATE RESOURCES, INC.


By_________________________   By________________________________
  Barry S. Roseman, President   Barry S. Roseman, President




































                                                       APPENDIX B

                  CERTIFICATE OF INCORPORATION
                               OF
                HEADWAY CORPORATE RESOURCES, INC.


                            ARTICLE I

                              NAME

      The name of the Corporation is Headway Corporate Resources,
Inc.

                           ARTICLE II

             REGISTERED OFFICE AND AGENT FOR SERVICE

      The address of the Corporation's registered office in the State of Delaware is in the county of New Castle, at 1013 Centre
Road, Wilmington, Delaware 10805. The name of its registered agent at such address is Corporation Service Company.

                           ARTICLE III

                       CORPORATE PURPOSES

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                           ARTICLE IV

                          CAPITAL STOCK

1.   Shares, Classes and Series Authorized.

      The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 25,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

(a)   20,000,000  shares  of  Common  Stock,  $0.0001  par  value
("Common Stock").

(b)   5,000,000  shares  of Preferred Stock,  $0.0001  par  value
("Preferred Stock").

2.   Powers and Rights of the Preferred Stock.

      The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation or for any debt securities of the Corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series' permitted by law.

3.   Issuance of the Common Stock and the Preferred Stock.

      The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in this Certificate of Incorporation for such purposes, in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the Corporation.

                            ARTICLE V

                       BOARD OF DIRECTORS

      The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation, provided that the number of directors may not be less than one nor more than fifteen. Effective upon filing of this Certificate, the members of the board of directors shall be divided into three classes, designated as Class 1, Class 2, and Class 3 as follows:

     Class 1

          Gary S. Goldstein        850 Third Avenue, 11th Floor
                                   New York, NY  10022

          Barry S. Roseman         850 Third Avenue, 11th Floor
                                   New York, NY  10022

     Class 2

          Ehud D. Laska            630 Third Avenue
                                   New York, NY  10111

          Edward E. Furash         2001 L Street, N. W.
                                   Washington, DC  20036

     Class 3

          G. Chris Andersen        1330 Avenue of the Americas
                                   New York, NY  10019

          Richard B. Salomon       620 Fifth Avenue
                                   New York, NY  10020

      Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. The Class 1 directors shall be deemed elected for a three-year term, Class 2 Directors for a two-year term, and Class 3 directors for a one-year term. At each succeeding annual meeting of shareholders commencing in 1997, successors to the Class of directors whose term expires at that annual meeting of shareholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be appointed among the Classes so as to maintain the number of directors in each Class as nearly equal as possible, and any additional director of any Class elected to fill a vacancy resulting from an increase in such a Class shall hold office for a term that shall coincide with the remaining term of that Class, unless otherwise required by law, but in no case shall a decrease in the number of directors in a Class shorten the term of an incumbent director. A director shall hold office until the date of the annual meeting of shareholders upon which his term expires and until his successor shall be elected and qualified, subject, however, to his prior death, resignation, retirement, disqualification, or removal from office. A director may be removed from office only for cause and at a meeting of shareholders called expressly for that purpose, by a vote of the holders of a majority of the shares entitled to vote at an election of directors.

                           ARTICLE VI

                  POWERS OF BOARD OF DIRECTORS

      The property and business of the Corporation shall be controlled and managed by or under the direction of its Board of Directors. In furtherance, and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

      (a) To make, alter, amend or repeal the Bylaws of the Corporation; provided, that no adoption, amendment, or repeal of the Bylaws shall invalidate any act of the board of directors that would have been valid prior to such adoption, amendment, or repeal.;

      (b) To determine the rights, powers, duties, rules and procedures that affect the power of the board of directors to manage and direct the property, business, and affairs of the Corporation, including the power to designate and empower committees of the board of directors, to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, and the notice requirements for board meetings, as well as the manner of taking board action; and

     (c) To exercise all such powers and do all such acts as may be exercised by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Corporation.

                           ARTICLE VII

                         INDEMNIFICATION

      The Corporation shall indemnify and may advance expenses to its officers and directors to the fullest extent permitted by law in existence either now or hereafter.

                          ARTICLE VIII

         LIMITATION ON PERSONAL LIABILITY FOR DIRECTORS

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, except for liability
(i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                           ARTICLE IX

                CERTIFICATE SUBJECT TO AMENDMENT

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of
Incorporation, in the manner now or hereafter prescribed by statute or by the Certificate of Incorporation, and except as otherwise provided by this Certificate of Incorporation, all rights conferred upon stockholders herein are granted subject to this reservation.


                            ARTICLE X

                          INCORPORATOR

     The sole incorporator of the Corporation is:



      IN  WITNESS  WHEREOF, the undersigned, acting as  the  sole incorporator  of  the  Corporation,  signs  this  Certificate  of
Incorporation   as  his  act  and  deed  this   ______   day   of
_____________________, 1996.


                              ___________________________________






                                                       APPENDIX C

                            BYLAWS OF

                HEADWAY CORPORATE RESOURCES, INC.

                            ARTICLE I

                             OFFICES

      Section 1. Registered Office. The registered office of the Corporation shall be in the county of New Castle, at 1013 Centre Road, Wilmington, Delaware 10805. The name of its resident agent at such address is Corporation Service Company.

       Section 2. Other Offices. Other offices may be established by the Board of Directors at any place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                           ARTICLE II

                    MEETINGS OF STOCKHOLDERS

      Section 1. Place of Meetings. Meetings of stockholders shall be held either at the principal executive office or any other place within or without the State of Delaware which may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board, or by the written consent of all stockholders entitled to vote thereat, given either before or after the meeting and filed with the Secretary of the Corporation; provided, however, that if no place is designated or so fixed, stockholder meetings shall be held at the principal executive office of the Corporation.

      Section 2. Annual Meetings. The annual meetings of the stockholders shall be held each year on a date and a time designated by the Board of Directors. At the annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the Notice of Meeting given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, including the nomination of a director, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not more than five business days after the giving of notice of the date and place of the meeting to the stockholders. A stockholder's notice to the Secretary shall inform as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business,
(iii) the class and numbers of shares of the Corporation which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he should so determine, he shall so declare to the meeting and any such business not properly before the meeting shall not be transacted.

      Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes whatsoever, may be called at any time by the Chairman of the Board, the President or by a majority of the Board of Directors, or by such other person as the Board of Directors may designate.

     For business to be properly brought before a special meeting by a stockholder, including the nomination of a director, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not more than five business days after the giving of notice of the date and place of the meeting to the stockholders. A stockholder's notice to the Secretary shall inform as to each matter the stockholder proposes to bring before a special meeting (i) a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

      Section 4. Notice of Stockholders' Meetings. Written notice of each annual or special meeting signed by the President or a Vice President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the Directors shall designate, shall be delivered personally to, or shall be mailed postage prepaid, to each stockholder of record entitled to vote at such meeting. If mailed, the notice shall be directed to the stockholder at his address as it appears upon the records of the Corporation, and service of such notice by mail shall be complete upon such mailing, and the time of the notice shall begin to run from the date it is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association or partnership. All such notices shall be delivered or sent to each stockholder entitled thereto not less than ten nor more than sixty days before each annual or special meeting, and shall specify the purpose or purposes for which the meeting is called, the place, the day and the hour of such meeting.

     Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting.

      Section 5. Voting. At all meetings of stockholders, every stockholder entitled to vote shall have the right to vote in person or by written proxy the number of shares standing in his own name on the stock records of the Corporation. There shall be no cumulative voting. Such vote may be viva voce or ballot; provided, however, that all elections for Directors must be by ballot upon demand made by a stockholder at any election and before the voting begins.

      Section 6. Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      Section 7. Ratification and Approval of Actions at Meetings. Whenever the stockholders entitled to vote at any meeting consent, either by: (a) A writing on the records of the meeting or filed with the Secretary; (b) Presence at such meeting and oral consent entered on the minutes; or (c) Taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting, any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time. If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting,  the  proceedings of the meeting  may  be  ratified  and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting. Such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     Section 8. Proxies. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing, which instrument shall be filed with the Secretary of the Corporation. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meetings, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation.

      Section 9. Action Without a Meeting. Any action which may be taken by the vote of stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power; provided that if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required. This general provision for action by written consent shall not supersede any specific provision for action by written consent contained in the Delaware General Corporation Law. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

                           ARTICLE III

                            DIRECTORS

     Section 1. Powers. Incorporation, these Bylaws, and the provisions of the Delaware General Corporation Law as to action to be authorized or approved by the stockholders, and subject to the duties of Directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation must be managed and controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the following powers:

      First. To select and remove all officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or the Bylaws, fix their compensation and require from them security for faithful service.

      Second.   To  conduct, manage and control the  affairs  and
business  of  the  Corporation,  and  to  make  such  rules   and
regulations therefor not inconsistent with law, the Certificate of Incorporation or the Bylaws, as they may deem best.

      Third. To change the registered office of the Corporation in the State of Delaware from one location to another, and the registered agent in charge thereof, as provided in Article I,
Section 1, hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Delaware, as provided in Article I, Section 2, hereof, to designate any place within or without the State of Delaware, for the holding of any stockholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

     Fourth. To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of cash, services rendered, personal property, real property or leases thereof, or in the case of shares issued as a dividend, against amounts transferred from surplus to capital.

      Fifth. To borrow money and incur indebtedness for the purpose of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidence of debt and securities therefor.

      Sixth.   To make the Bylaws of the Corporation, subject  to
the Bylaws, if any, adopted by the stockholders.

      Seventh. To, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers on which the Corporation desires to place a seal. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

      Section 2. Number and Qualification of Directors. The number of Directors constituting the whole Board shall be not less than one nor more than fifteen. The first Board shall consist of six directors. Thereafter, within the limits above specified, the number of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting. All directors must be at least 18 years of age. Unless otherwise provided in the Certificate of Incorporation, directors need not be stockholders.

      Section 3. Election, Classification and Term of Office. Each Director shall be elected at each annual meeting of stockholders by a plurality of votes cast at the election, but if for any reason the Directors are not elected at the annual meeting of stockholders, each Director may be elected at any special meeting of stockholders by a plurality of votes cast at the election.

      The Board of Directors shall be divided into three classes to be designated as follows: Class 1, Class 2 and Class 3, each of which shall be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third annual meeting of stockholders following the meeting at which such Director was elected; provided, however, that each initial Director in Class 1 shall hold office until the annual meeting of stockholders in 1999; each initial Director in Class 2 shall hold office until the annual meeting of stockholders in 1998; and each initial Director in Class 3 shall hold office until the annual meeting of stockholders in 1997.

      In the event of any increase or decrease in the authorized number of Directors: (a) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors (which is in existence immediately prior to such an increase or decrease) among the three classes of Directors so as to maintain such classes as nearly equal as possible. Notwithstanding the foregoing, each Director shall hold office until his successor is elected and qualified.

      Section 4. Vacancies. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders.

      A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, or if the authorized number of Directors be increased.

      If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the stockholder shall have power to elect a successor to take office when the resignation is to become effective, and such successor shall hold office during the remainder of the resigning Director's term of office.

      Section 5. Place of Meeting. Regular meetings of the Board of Directors shall be held at any place within or without the State of Delaware as designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the principal executive office.

      Members of the Board, or any committee designated by the Board, may participate in a meeting of such Board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting. Each person participating in such meeting shall sign the minutes thereof, which minutes may be signed in counterparts.

      Section 6. Organization Meeting. Immediately following each annual meeting of stockholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meetings is hereby dispensed with.

      Section 7.     Special Meetings.  Special meetings  of  the
Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, President or by any two or more Directors.

      Written notice of the time and place of special meetings shall be delivered personally to the Directors or sent to each Director by mail or other form of written communication (such as by telegraph, Federal Express package, or other similar forms of written communication), charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed or otherwise communicated in writing, it shall be deposited in the United States mail or delivered to the appropriate delivering agent at least seventy-two hours prior to the time of the holding of the meeting. In case such notice is Personally delivered, it shall be so delivered at least twenty-four hours prior to the time of the holding of the meeting. Such mailing, personal delivery or other written communication as above provided shall be due, legal and personal notice to such Director.

      Section 8. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

      Section 9. Ratification and Approval. Whenever all Directors entitled to vote at any meeting consent, either by: (a) A writing on the records of the meeting or filed with the Secretary; (b) Presence at such meeting and oral consent entered on the minutes; or (c) Taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

      If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all Directors having the right to vote at such meeting.

      Section 10. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all the members of the Board or of such committee. Such written consent shall be filed with the minutes of proceedings of the Board or committee.

      Section 11. Quorum. A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly assembled at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Certificate of Incorporation.

      Section 12. Adjournment. A quorum of the Directors may adjourn any Directors' meeting to meet again at a stated day and hour provided, however, that in the absence of a quorum, a majority of the Directors present at any Directors' meeting, either regular or special, may adjourn from time to time until a quorum shall be present.

      Section 13.    Fees and Compensation.  The Board shall have
the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as
Director. No such payment shall preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving the compensation therefor. Members of committees may be compensated for attending committee meetings.

      Section  14.    Removal.  Any Director may be removed  from
office  with  or  without  cause  by  the  vote  of  stockholders
representing  not  less  than  two-thirds  of  the   issued   and
outstanding capital stock entitled to voting power.

                           ARTICLE IV

                            OFFICERS

      Section 1. Officers. The officers of the Corporation shall be a President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, one or more additional Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, a Chairman of the Board, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Officers other than the Chairman of the Board need not be Directors. One person may hold two or more offices.

      Section 2. Election. The officers of this Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually the Board of Directors and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

      Section 3. Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

      Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the
Directors at the time in office. Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

      Section 6. Chairman of the Board. The Chairman of the Board, if there be such a position, shall preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

      Section 7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. In the absence of the Chairman of the Board, or if there be none, he shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. He shall be ex officio a member of all committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

     Section 8. Vice-President. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

      Section 9. Secretary. The Secretary shall keep, or cause to be kept, a book of minutes at the principal executive office or such other place as the Board of Directors may order, of all meetings of Directors, committees and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors' and committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

      The Secretary shall keep, or cause to be kept, at the principal executive office (1) a share register, or a duplicate share register, revised annually, showing the names of the stockholders, alphabetically arranged, and their places of residence, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation; (2) a copy of the Certificate of Incorporation and all amendments thereto certified by the Secretary of State; and (3) a copy of the Bylaws and all amendments thereto certified by the Secretary.

      The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders, committees and Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

      Section  10.     Treasurer.  The Treasurer shall  keep  and
maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any Director.

      The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                            ARTICLE V

                          MISCELLANEOUS

      Section 1. Record Date and Closing Stock Books. The Board of Directors may fix a day, not more than sixty (60) days prior to the holding of any meeting of stockholders, and not exceeding thirty (30) days preceding the date fixed for the payment of any dividend or distribution or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares, and in such case only stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meetings, or to receive such dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date is fixed as aforesaid. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of any such period.

        Section 2. Inspection of Corporate Records. Stockholders shall have the right to inspect such corporate records at such times and based upon such limitations of such rights as may be set forth in the Delaware General Corporation Law from time to time.

      Section 3. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

      Section 4. Contract, Etc., How Executed. The Board of Directors, except as otherwise provided in these Bylaws may authorize any officer or officers, agent or agents to enter into any contract, deed or lease or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

      Section 5. Certificates of Stock. A certificate or certificates for certificated shares of the capital stock of the Corporation shall be issued to each stockholder when any such shares are fully paid up. All such certificates shall be signed by the Chairman of the Board, President or a Vice President, and by the Treasurer, Secretary or an Assistant Secretary, or be authenticated by facsimiles of their respective signatures; provided, however, that every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and by a registrar, which registrar cannot be the Corporation itself.

      Certificates for certificated shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state the amount remaining unpaid and the terms of payment thereof.

     The Board of Directors is hereby authorized, pursuant to the provisions of Delaware General Corporation Law Section 158, to issue uncertificated shares of some or all of the shares of any or all of its classes or series.

      Section  6.      Representation  of  the  Shares  of  Other
Corporation.   The  President  or any  Vice  President,  and  the
Secretary or Assistant Secretary, of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

                           ARTICLE VI

                           AMENDMENTS

      Section 1. Power of Stockholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote of stockholders entitled to exercise a majority of the voting power of the Corporation or by the written assent of such stockholders.

      Section 2. Power of Directors. Subject to the right of stockholders as provided in Section 1 of this Article VI to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board of Directors.

                           ARTICLE VII

          TRANSACTIONS INVOLVING DIRECTORS AND OFFICERS

      Section 1. Validity of Contracts and Transactions. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, firm, association, or other organization in which one or more of its Directors or officers are Directors or officers or are financially interested, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

       (a)    the  material  facts  as  to  his,  her,  or  their
relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee, in good faith, authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

       (b) the material facts as to his, her, or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved or ratified in good faith by the majority of shares entitled to vote, counting the votes of the common or interested directors or officers; or

      (c) the contract or transaction is fair as to the Corporation as of the time it is authorized or approved.

      Section 2. Determining Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the contract or transaction.

                          ARTICLE VIII

           INSURANCE AND OTHER FINANCIAL ARRANGEMENTS

      The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a Director, officer, employee or agent, or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability and expenses. The insurance or other financial arrangements may be provided by the Corporation or by any other person or entity approved by the Board of Directors including a subsidiary of the corporation.

      Such other financial arrangements made by the Corporation may include the following:

     (a)  The creation of a trust fund;

     (b)  The establishment of a program of self-insurance;

      (c) The securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; or

      (d) The establishment of a letter of credit, guaranty or surety. No financial arrangement may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court as provided in Article IX hereof.

                           ARTICLE IX

                         INDEMNIFICATION

      Section 1. Action Not By Or On Behalf Of Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create an presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Section 2. Action By Or On Behalf Of Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that indemnification may not be made for any claim, issue or matter as to which such a person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

      Section 3. Successful Defense. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article IX, or in defense of any claim, issue or matter therein, he must be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense.

      Section 4. Determination Of Right To Indemnification In Certain Circumstances. Any indemnification under Section I or 2 of this Article IX, unless ordered by a court or advanced pursuant to this Article IX, must be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances. The determination must be made by the Stockholders, the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the act, suit or proceeding, or if a majority vote of a quorum of Directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion, or if a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

      Section 5. Advance Payment of Expenses. Expenses of officers and Directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation as authorized in this Article. The provisions of this subsection
(5) of this Article IX shall not affect any rights to advancement of expenses to which corporate personnel other than Directors or officers may be entitled under any contract or otherwise by law.

     Section 6.     Not Exclusive.

       (a) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to any other section of this Article IX or any provision of law:

      (i) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection 2 of this Article IX or for the advancement of expenses made pursuant to this Article IX may not be made to or on behalf of any Director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

     (ii) continues for a person who has ceased to be a Director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

      (b) Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer, employee or agent of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute intentional misconduct, fraud, or a knowing violation of law and was material to the cause of action.

      Section 7. Certain Definitions. For the purposes of this Article IX, (a) any Director, officer, employee or agent of the Corporation who shall serve as a director, officer, employee or agent of any other corporation, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (b) any Director, officer, employee or agent of any subsidiary corporation, joint venture, trust or other enterprise wholly owned by the Corporation, shall be deemed to be serving as such Director, officer, employee or agent at the request of the Corporation, unless the Board of Directors of the Corporation shall determine otherwise. In all other instances where any person shall serve as director, officer, employee or agent of another corporation, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director, officer, employee or agent at the request of the Corporation, the Board of Directors of the
Corporation may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service. For purposes of this Article IX references to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity. For purposes of this
Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a Director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.































                                                       APPENDIX D

                HEADWAY CORPORATE RESOURCES, INC.

                  CERTIFICATE OF DESIGNATION OF
                 RIGHTS, PRIVILEGES, AND RIGHTS

                               FOR

              SERIES A CONVERTIBLE PREFERRED STOCK
              SERIES B CONVERTIBLE PREFERRED STOCK
              SERIES C CONVERTIBLE PREFERRED STOCK
              SERIES D CONVERTIBLE PREFERRED STOCK
              SERIES E CONVERTIBLE PREFERRED STOCK

                Pursuant to Section 151(g) of the
        General Corporation Law of the State of Delaware

      HEADWAY CORPORATE RESOURCES, INC., a corporation organized and existing under the laws of the state of Delaware (the
"Corporation"), in accordance with Section 151(g) of the  General
Corporation Law of Delaware, DOES HEREBY CERTIFY:

      1. The Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at Twenty-Five Million (25,000,000) shares, of which Five Million (5,000,000) shares shall be shares of Preferred Stock, par value $.0001 per share (herein referred to as "Preferred Stock"), and Twenty Million (20,000,000) shares shall be shares of Common Stock, par value $.0001 per share (herein referred to as "Common Stock").

      2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation authority to provide for the issuance of said Preferred Stock in one or more series, with such voting powers, if any, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or revolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in the Certificate of Incorporation.

      3. Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, on ______________, 1996, by unanimous written consent, duly authorized and adopted the following resolutions providing for issue of the following series of its Preferred Stock a  series  to be designated "Series A Convertible Preferred
Stock";

      a  series  to be designated "Series B Convertible Preferred
Stock";

      a  series  to be designated "Series C Convertible Preferred
Stock";

      a  series  to be designated "Series D Convertible Preferred
Stock"; and

      a  series  to be designated "Series E Convertible Preferred
Stock".

      "RESOLVED, that issue of five series of Preferred Stock, $.0001 par value per share, of the Corporation consisting of Twenty-Eight Hundred (2,800) shares designated as "Series A Preferred Stock", Sixty-Eight Hundred Fifty-Eight (6,858) shares designated as "Series B Preferred Stock", Twenty-Three and 4/10s (23.4) shares designated as "Series C Preferred Stock", Eighty
(80) shares designated as "Series D Preferred Stock", and Five Hundred Seventy-Five Thousand (575,000) shares designated as
"Series E Preferred Stock", is hereby provided for, and the voting power, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series shall be as set forth below:

              SECTION I.  SERIES A PREFERRED STOCK

      Designation; Number of Shares. The designation of such series of Preferred Stock shall be "Series A Convertible Preferred Stock" (hereinafter referred to as the "Series A Stock") and the number of authorized shares constituting the Convertible Preferred Stock is Two Thousand Eight Hundred(2,800). The Series A Stock shall be deemed a separate class of Preferred Stock apart from any other series of Preferred Stock.

Part 1.  Dividends.

      1A. Entitlement. The holders of Series A Stock shall be entitled to receive cumulative cash dividends when and as declared by the Corporation's Board of Directors out of funds available therefor under applicable law. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to each respective Dividend Payment Date (as defined below under this Section I).

      1B. Accrual Rate. Dividends on each share of Series A Stock shall accrue cumulatively on a daily basis at the rate of 8.00% per annum of the Liquidation Value (as defined below under this Section I) thereof, but not including such portion of the Liquidation Value, if any, which constitutes accrued and unpaid dividends, from and including the date of issuance of such share to and including the date on which the Redemption Price (as defined below under this Section I) of such share is paid or the date on which such share in converted into Common Stock. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of the Series A Stock will be deemed to be its "date of issuance" regardless of the number of times transfer of any such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence any such share.

      1C. Dividend Payment Dates. Dividends on the Series A Stock shall be payable semi-annually on June 30 and December 31 of each year (the "Dividend Payment Dates"). All dividends which have accrued on each share of Series A Stock outstanding during the six-month period ending upon each such Dividend Payment Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid.

      1D. Certain Restrictions. The Corporation shall not, without the prior written consent of the holders of a majority of Series A Stock, (i) declare, order or pay any dividend (other than dividends payable solely in shares of stock) on any Junior Securities (as defined below under this Section I) or (ii) redeem any shares of Junior Securities, unless and until the Corporation shall have redeemed all of the outstanding Series A Stock in accordance with Part 3 of Section I, below.

      1E. Distribution of Partial Dividend Payments; Fractional Shares. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Stock, such payment will be distributed ratably among the holders of such Series A Stock based upon the aggregate accrued but unpaid dividends on such Series A Stock held by each holder. Each fractional share of Series A Stock outstanding, if any, shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of such Series A Stock is entitled hereunder.

Part 2.  Liquidation.

      Upon any liquidation, dissolution or winding up of the Corporation, the holders of Series A Stock will be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all shares of Series A Stock outstanding, and the holders of Series A Stock will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series A Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Stock held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up not less than 30 days prior to the payment date stated therein, to each record holder of Series A Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of Part 2 of this Section I.

Part 3.  Redemptions.

      3A. For each share of Series A Stock which is to be redeemed, the Corporation will be obligated on the Redemption Date (as defined below) to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office or to the corporation's transfer agent of the certificate(s) representing such shares of Series A Stock) an amount in immediately available funds equal to the Liquidation Value thereof. If the funds of the Corporation legally available for redemption of Series A Stock on any Redemption Date are insufficient to redeem the total number of shares of Series A Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of shares of Series A Stock ratably among the holders of the Series A Stock to be redeemed based upon the Liquidation Value of such Series A Stock held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Stock, such funds will immediately be used to redeem the balance of the Series A Stock which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

      3B. Notice of Redemption. The Corporation will mail written notice of each redemption of Series A Stock to each record holder of Series A Stock not more than sixty (60) nor less then twenty (20) days prior to the date on which such redemption in to be made. In case fewer than the total number of shares of Series A Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares of Series A Stock will be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Series A Stock.

      3C. Redemption Date. On the date on which the Liquidation value of any Series A Stock is paid all rights, including, but not limited to any right of conversion, of the holder of such Series A Stock will cease, and such Series A Stock will not be deemed to be outstanding.

      3D. Redeemed or Otherwise Acquired Shares. Any shares of Series A Stock which are redeemed or otherwise acquired by the Corporation shall be canceled, may not be reissued as Series A Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series.

      3E.   Optional Redemption.  The Corporation may at any time
redeem all or any portion of the Series A Stock at a price per share equal to the Liquidation Value thereof, including any accrued and unpaid dividends.

      3F. Redemptions upon Certain Voluntary Corporate Actions. Upon the occurrence of a Fundamental Change, the Corporation shall redeem all of the outstanding Series A Stock at a price per share equal to the Liquidation Value thereof including any accrued and unpaid dividends to the Redemption Date. The term "Fundamental Change" means (a) a sale or transfer of all or substantially all of the assets of the Corporation on a consolidated basis in any transaction or series of related transactions (other than sales in the ordinary course of business) and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation and, after giving effect to such merger, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to such merger will own the Corporation's outstanding capital stock (on a fully-diluted basis) having a majority of the ordinary voting power to elect the Corporation's board of directors.

Part 4.  Events of Noncompliance

      4A.   Definition.  An Event of Noncompliance will be deemed
to have occurred if:

      (i) the Corporation fails to make any redemption payment with respect to the Series A Stock which it is obligated to make hereunder, whether or not such payment in legally permissible;

      (ii) the Corporation fails to pay dividends to the holders of Series A Stock for two (2) consecutive Dividend Payment Dates;

      (iii) the Corporation makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation bankrupt or insolvent; or any order for relief with respect to the Corporation is entered under the Federal Bankruptcy Code; or the Corporation petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or of any substantial part of the assets of the Corporation, or commences any proceeding relating to the, Corporation under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction or any such petition or application is filed, or any such proceeding is commenced, against the Corporation and either (a) the Corporation by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within sixty (60) days.

     4B.  Consequences of Certain Events of Noncompliance.

     (i) If an Event of Noncompliance has occurred and continued for a period of 30 days, the holder or holders of a majority of the Series A Stock then outstanding may demand (by written notice delivered to the Corporation) (a) immediate acceleration of the right to convert the Series A Stock into shares of Common Stock under Part 6B of this Section I, below, such that 100% of the Series A Stock shall be vested in such holder or holders and eligible for conversion into Common Stock on the date of such written notice, which notice may include a written notice of conversion of all or a portion of such shares pursuant to Part 6A of this Section I, below.

      (ii) If an Event of Noncompliance has occurred and continued for a period of 30 days, the holder or holders of a majority of the Series A Stock then outstanding (the "Holder") may also demand that the Board of Directors be deemed dissolved and all positions vacated. In this connection, the Holder may schedule a meeting of all stockholders of the Corporation upon at least twenty-four (24) hours advance notice either in writing, telegram or by a telephonic communication to all stockholders at which meeting a new Board of Directors shall be elected. Notwithstanding anything to the contrary in the herein or in the Corporation's By-laws, it is expressly agreed that the Holder acting in person or by proxy may elect a majority of the members of the Board of Directors. The remaining members of the Board of Directors may be elected or designated by holders of a majority of the Common Stock. Upon such election, the Board of Directors, by majority vote, may conduct the business and affairs of the Corporation and may also terminate the employment of any employee of the Corporation or his or her official position with the Corporation, or both, subject to any existing employment agreements. The Holders' directors shall serve as directors until such time as the Event of Noncompliance has been remedied or the Series A Stock converted entirely to Common Stock or redeemed in full, at which time such directors shall resign.

      (iii) If any Event of Noncompliance exists, each Holder will also have any other rights which such holder may have been afforded under any contract or agreement at any time and any other rights which such Holder may have pursuant to applicable law.

Part 5. Voting Rights. The voting powers of the holders of Series A Stock include:

      (i) the right, as a class, to elect two (2) directors to the Corporation's Board of Directors; and

      (ii) the exclusive right, as a class, to approve any enlargement of the Corporation's Board of Directors in excess of nine (9) directors.

      Except an otherwise provided herein and as otherwise provided by law, the Series A Stock will have no other voting rights.

Part 6.  Conversion Rights.

      6A. Conversion Procedure. Subject to the provisions set forth below, each share of Series A Stock shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into that number of fully paid and nonassessable shares of Common Stock determined as set forth below.

     Any holder of Series A Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates for the shares being converted, duly endorsed or assigned to the Corporation or in blank, at the principal office of the Corporation or at a bank or trust company appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of Series A Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; in case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issue of shares of Common Stock in such name or names. After receipt of such notice of conversion, the Corporation shall either:

      (i) within sixty (60) days after receipt of such notice, issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for shares of Common Stock resulting from such conversion; or

      (ii) within sixty (60) days after receipt of such notice, redeem all or any portion of the Series A Stock specified in the aforementioned notice at an amount in immediately available funds equal to the Liquidation Value thereof, including any accrued and unpaid dividends.

In case less than all of the shares of Series A Stock represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall also deliver or cause to be delivered to such holder a certificate or certificates for the shares of Series A Stock not so converted.

      6B. Basic Conversion Rights. The right to convert the Series A Stock into shares of Common Stock shall vest immediately on issuance with respect to 26.27% of the shares of Series A Stock issued to each holder, and shall vest with respect to the remaining shares of Series A Stock of all holders outstanding on August 31, 1997. If shares of Cumulative Preferred Stock are held by more than one holder, each such holder shall be entitled to convert only the applicable percentage of such shares held by such holder. Each share of Series A Stock is convertible into 476 newly issued shares of Common Stock of the Corporation.

      6C. Fundamental Changes. In case the Corporation shall effect any capital reorganization of the Common Stock or shall consolidate, merge or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series A Stock shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction.

      6D. Conversion Date. Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series A Stock to be converted, and the giving of written notice, as prescribed in Part 6A of this Section I, or as otherwise prescribed by Part 4B(i) of Section I, above, and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for the Series A Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon an practicable after the opening of such books.

      6E. Converted Shares and Common Stock Held for Conversion. Any shares of Series A Stock which at any time have been converted shall be canceled, may not be reissued as Series A Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon conversion of shares of Series A Stock, the full number of shares of Common Stock then issuable or which may become issuable upon the conversion of all shares of Series A Stock then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable.

      6F. Taxes. The Corporation will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of Series A Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

Part 7.  Definitions Applicable to Section I.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New
York are authorized or required by law to close.

     "Common Stock" means the Common Stock, $0.0001 par value per share, of the Corporation and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

      "Junior Securities" means any of the Corporation's equity securities other than the Series A Stock.

      "Liquidation Value" of any Series A Stock as of any particular date will be equal to $250 per share plus all unpaid cumulative dividends on the Series A Stock.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Redemption Date" as to any Series A Stock means the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided that no such date will be a Redemption Date unless the applicable Liquidation Value is actually paid in full on such date, and, if not so paid in full, the Redemption Date will be the date on which Such Liquidation Value is fully paid.

Part 8. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Section I without the prior written consent of the holders of a majority of the Series A Stock outstanding at the time such action is taken; provided that no such action will change the amount payable on redemption of the Series A Stock or the times at which redemption of the Series A Stock is to occur, or the percentage required to approve such change, without the prior written consent of the holders of at least two-thirds of the Series A Stock then outstanding; and, provided further, that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Series A Stock then outstanding.

Part  9.   Ranking.   For purposes hereof, all Junior  Securities
shall be deemed to rank junior to the Series A Stock as to dividends or distribution of assets upon liquidation, dissolution or winding up.

                  II.  SERIES B PREFERRED STOCK

      Designation; Number of Shares. The designation of such series of Preferred Stock (which includes all sub-series) shall be "Series B Convertible Preferred Stock" (hereinafter referred to as the "Series B Stock") and the number of authorized shares constituting the Series B Stock is Six Thousand Eight Hundred Fifty-Eight (6,858). Of the Series B Stock, Six Thousand Two Hundred Eighty-Six (6,286) shares are designated as "Series B-1 Convertible Preferred Stock" (hereinafter referred to as the "Series B-1 Stock"), Three Hundred Forty-Three (343) shares are designated as "Series B-2 Convertible Preferred Stock" (hereinafter referred to as the "Series B-2 Stock"), and Two Hundred Twenty-Nine (229) shares are designated as "Series B-3 Convertible Preferred Stock" (hereinafter referred to as the "Series B-3 Stock"). The Series B Stock shall be deemed a separate class of Preferred Stock, and each sub-series of the Series B Stock shall be apart from any other series of Preferred Stock.

Part 1.  Liquidation.

      Upon any liquidation, dissolution, or winding up of the Corporation, the holders of Series B Stock will be entitled to be paid, after any distribution or payment is made upon any Series A Stock and before any distribution or payment is made upon Junior Securities (as defined below under this Section II), an amount in cash equal to the aggregate Liquidation Value (as defined below under this Section II) of all shares of Series B Stock outstanding, and the holders of Series B Stock will not be entitled to any further payment. If upon any such liquidation, dissolution, or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series B Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series B Stock held by each such holder. The Corporation will mail written notice of such liquidation, dissolution, or winding up not less then 30 days prior to the payment date stated therein, to each record holder of Series B Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be liquidation, dissolution, or winding up of the Corporation within the meaning of Part 1 of this Section II.

Part 2.  Conversion Rights.

      2A. Conversion Procedure. Subject to the provisions set forth below, each share of Series B Stock shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into that number of fully paid and nonassessable shares of Common Stock determined as set forth below.

     Any holder of Series B Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates for the shares being converted, duly endorsed or assigned to the Corporation or in blank, at the principal office of the Corporation or at the bank or trust company appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of Series B Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; in case such notice shall specify a name or names other then that of such transfer taxes payable upon the issue of shares of Common Stock in such name or names. After the receipt of such notice of conversion, the Corporation shall, within thirty (30) days after receipt of such notice, issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for shares of Common Stock resulting from such conversion. In case less than all of the shares of Series B Stock represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall also deliver or cause to be delivered to such holder a certificate or certificates for the shares of Series B stock not so converted.

      2B. Conversion of Series B-1 Stock. The right to convert the Series B-1 Stock into shares of Common Stock shall vest immediately on the date of issuance of the Series B-1 Stock. Each share of Series B-1 Stock is convertible into One Hundred
(100) newly issued shares of Common Stock of the Corporation (the "B-1 Conversion Rate").

      2C. Conversion of Series B-2. The right to convert the Series B-2 Stock into shares of Common Stock shall vest immediately on the date of issuance of the Series B-2. Each share of Series B-2 Stock is convertible into Twenty-Six (26)
newly issued share of Common Stock of the Corporation (the "B-2 Conversion Rate"), which is subject to adjustment as provided in
Part 2C of this Section II.

      (i) In the event the gross revenue of Furash & Company, Inc. ("FCI"), the wholly-owned subsidiary of the Corporation acquired under that certain Agreement and Plan of Exchange dated December 23, 1994, to which the Corporation and FCI are parties ("Exchange Agreement"), for the calendar year ending December 31, 1996, equals or exceeds $4,000,000, as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on April 30, 1997, by an amount equal to 8,572 divided by the number of shares of Series B-2 Stock outstanding on April 30, 1997. In the event the gross revenue of FCI for the calendar year ending December 31, 1996, exceeds $2,500,000 (but is less than $4,000,000), as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on April 30, 1997, by an amount determined by dividing 8,572 by the number of shares of Series B-2 Stock outstanding on April 30, 1997, and multiplying the result by a fraction, the numerator of which is the amount by which gross revenues exceed $2,500,000 for the calendar year ending December 31, 1996, and the denominator of which is
$1,500,000. In the event the gross revenue of FCI for the calendar year ending December 31, 1996, does not exceed $2,500,000, there will be no adjustment in the B-2 Conversion Rate.

     (ii) In the event the gross revenue of FCI for the calendar year ending December 31, 1997, equals or exceeds $4,000,000, as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on April 30, 1998, by an amount equal to 8,572 divided by the number of shares of Series B-2 Stock outstanding on April 30, 1998. In the event the gross revenue of FCI for the calendar year ending December 31, 1997, exceeds $2,500,000 (but is less than $4,000,000), as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on April 30, 1998, by an amount determined by dividing 8,572 by the number of shares of Series B-2 Stock outstanding on April 30, 1998, and multiplying the result by a fraction, the numerator of which is the amount by which gross revenues exceed $2,500,000 for the calendar year ending December 31, 1997, and the denominator of which is $1,500,000. In the event the gross revenue of FCI for the calendar year ending December 31, 1997, does not exceed $2,500,000, there will be no adjustment in the B-2 Conversion Rate.

      (iii) In the event the gross revenue of FCI for the calendar year ending December 31, 1998, equals or exceeds
$4,000,000,   as  determined  by  the  Corporation's  independent
accountants in accordance with Generally Accepted Accounting Principles, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on April 30, 1999, by an amount equal to 8,572 divided by the number of shares of Series B-2 Stock outstanding on April 30, 1999. In the event the gross revenue of FCI for the calendar year ending December 31, 1998, exceeds $2,500,000 (but is less than $4,000,000), as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on April 30, 1999, by an amount determined by dividing 8,572 by the number of shares of Series B-2 Stock outstanding on April 30, 1999, and multiplying the result by a fraction, the numerator of which is the amount by which gross revenues exceed $2,500,000 for the calendar year ending December 31, 1998, and the denominator of which is $1,500,000. In the event the gross revenue of FCI for the calendar year ending December 31, 1998, does not exceed $2,500,000, there will be no adjustment in the B-2 Conversion Rate.

      (iv) In the event the employment of Edward E. Furash ("Furash") under that certain employment agreement between FCI and Furash included as an exhibit to the Exchange Agreement (the "Employment Agreement"), is terminated by FCI during the initial four year term thereof ("Initial Term") for reasons other than cause as defined in paragraph 14 of the Employment Agreement, or is terminated during the Initial Term by either FCI or Furash pursuant to paragraph 15 of the Employment Agreement, the B-2 Conversion Rate for each share of Series B-2 Stock shall automatically be increased on the date of such termination by an amount determined by multiplying 8,572 by the number of calendar years remaining in the unexpired Initial Term of the Employment Agreement after the date of termination (with each partial calendar year in the unexpired Initial Term counted as one full year), and dividing the product by the number of shares of Series B-2 Stock outstanding on the date of termination.

      2D. Conversion of Series B-3. The right to convert the Series B-3 Stock into shares of Common Stock shall vest immediately on the date of issuance of the Series B-3. Each share of Series B-3 Stock is convertible into Twenty-Six (26)
newly issued share of Common Stock of the Corporation (the "B-3 Conversion Rate"), which is subject to adjustment as provided in
Part 2D of this Section II.

      (i) In the event the gross revenue of FCI for the calendar year ending December 31, 1996, equals or exceeds $4,000,000, as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on April 30, 1997, by an amount equal to 5,714 divided by the number of shares of Series B-3 Stock outstanding on April 30, 1997. In the event the gross revenue of FCI for the calendar year ending December 31, 1996, exceeds $2,500,000 (but is less than $4,000,000), as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on April 30, 1997, by an amount determined by dividing 5,714 by the number of shares of Series B-3 Stock outstanding on April 30, 1997, and multiplying the result by a fraction, the numerator of which is the amount by which gross revenues exceed $2,500,000 for the calendar year ending December 31, 1996, and the denominator of which is $1,500,000. In the event the gross revenue of FCI for the calendar year ending December 31, 1996, does not exceed $2,500,000, there will be no adjustment in the B-3 Conversion Rate.

     (ii) In the event the gross revenue of FCI for the calendar year ending December 31, 1997, equals or exceeds $4,000,000, as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on April 30, 1998, by an amount equal to 5,714 divided by the number of shares of Series B-3 Stock outstanding on April 30, 1998. In the event the gross revenue of FCI for the calendar year ending December 31, 1997, exceeds $2,500,000 (but is less than $4,000,000), as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on April 30, 1998, by an amount determined by dividing 5,714 by the number of shares of Series B-3 Stock outstanding on April 30, 1998, and multiplying the result by a fraction, the numerator of which is the amount by which gross revenues exceed $2,500,000 for the calendar year ending December 31, 1997, and the denominator of which is $1,500,000. In the event the gross revenue of FCI for the calendar year ending December 31, 1997, does not exceed $2,500,000, there will be no adjustment in the B-3 Conversion Rate.

      (iii) In the event the gross revenue of FCI for the calendar year ending December 31, 1998, equals or exceeds
$4,000,000,   as  determined  by  the  Corporation's  independent
accountants in accordance with Generally Accepted Accounting Principles, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on April 30, 1999, by an amount equal to 5,714 divided by the number of shares of Series B-3 Stock outstanding on April 30, 1999. In the event the gross revenue of FCI for the calendar year ending December 31, 1998, exceeds $2,500,000 (but is less than $4,000,000), as determined by the Corporation's independent accountants in accordance with Generally Accepted Accounting Principles, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on April 30, 1999, by an amount determined by dividing 5,714 by the number of shares of Series B-3 Stock outstanding on April 30, 1999, and multiplying the result by a fraction, the numerator of which is the amount by which gross revenues exceed $2,500,000 for the calendar year ending December 31, 1998, and the denominator of which is $1,500,000. In the event the gross revenue of FCI for the calendar year ending December 31, 1998, does not exceed $2,500,000, there will be no adjustment in the B-3 Conversion Rate.

      (iv) In the event the employment of Furash under the Employment Agreement, is terminated by FCI during the initial four year term thereof ("Initial Term") for reasons other than cause as defined in paragraph 14 of the Employment Agreement, or is terminated during the Initial Term by FCI pursuant to paragraph 15 of the Employment Agreement, the B-3 Conversion Rate for each share of Series B-3 Stock shall automatically be increased on the date of such termination by an amount determined by multiplying 5,714 by the number of calendar years remaining in the unexpired Initial Term of the Employment Agreement after the date of termination (with each partial calendar year in the unexpired Initial Term counted as one full year), and dividing the product by the number of shares of Series B-3 Stock outstanding on the date of termination.

      2E. Fundamental Changes. In case the Corporation shall effect any stock split, reverse stock split, or capital reorganization of the Common Stock, or shall consolidate, merge, or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger, or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series B Stock shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash, or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction.

      2F. Conversion Date. Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series B Stock to be converted, and the giving of written notice as prescribed in Part 2A of this Section II, and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for the Series B Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

      2G. Converted Shares and Common Stock Held for Conversion. Any shares of Series B Stock which at any time have been converted shall be canceled, may not be reissued as Series B Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon conversion of shares of Series B Stock then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable.

      2H. Taxes. The Corporation will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of Series B Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Convertible Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

Part 3.  Dividends.

      The holders of Series B Stock shall be entitled to participate fully with the Common Stock in all dividends, whether payable in cash, Common Stock, or other property of the Corporation, when and as declared by the Corporation's Board of Directors. The dividend payable on each share of Series B-1, B-2, and B-3 Stock outstanding on the record date for determining those persons entitled to receive a dividend on Common Stock (or on the date the dividend is paid if no record date is set), shall be equal to the product of the dividend per share of Common Stock multiplied by the B-1, B-2, and B-3 Conversion Rates, as the case may be, in effect on such record date (or on the date the dividend is paid if no record date is set) after giving taking into account all adjustments to such Conversion Rates required to be made under Part 2 of this Section II, above, as of such record date (or on the date the dividend is paid if no record date is set). No dividends shall be paid on the Series B Stock unless all dividends on the Corporation's Series A Convertible Preferred Stock ("Series A Stock"), have been paid or reserved in accordance with the terms of the Series A Stock.

Part 4.  Voting Rights.

     Each share of Series B Stock shall have that number of votes equal to the number of shares of Common Stock issuable on conversion of the Series B Stock as of the record date or any such other date with respect to which a determination is made of the Persons and number of shares entitled to be voted at any meeting of the stockholders of the Corporation or sign a written consent to action without a meeting, after giving taking into account all adjustments to such Conversion Rates required to be made under Part 2 of this Section II, above. The holders thereof shall have the right to vote (but not as a separate class, except to the extent required by law) on all matters subject to vote at any meeting of the stockholders of the Corporation or submitted for stockholder approval by written consent.

Part 5.  Definitions Applicable to Section II.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New
York are authorized by law to close.

     "Common Stock" means the Common Stock, $0.0001 par value per share, of the Corporation and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution or assets upon any liquidation, dissolution, or winding up of the Corporation.

      "Junior Securities" means any of the Corporation's equity securities other than the Series A Stock and Series B Stock.

      "Liquidation Value" of any Series B Stock as of any particular date will be equal to $350 per share.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                 III.  SERIES C PREFERRED STOCK

      Designation; Number of Shares. The designation of such series of Preferred Stock (which includes all sub-series) shall be "Series C Convertible Preferred Stock" (hereinafter referred to as the "Series C Stock") and the number of authorized shares constituting the Series C Stock is ______________ (____). The Series C Stock shall be deemed a separate class of Preferred
Stock,  and  shall  be apart from any other series  of  Preferred
Stock.

Part 1.  Liquidation.

      Upon any liquidation, dissolution, or winding up of the Corporation, the holders of Series C Stock will be entitled to be paid, after any distribution or payment is made upon any Series A Stock and Series B Stock and before any distribution or payment is made upon Junior Securities (as defined below under this
Section III), an amount in cash equal to the aggregate Liquidation Value (as defined below under this Section III) of all shares of Series C Stock outstanding, and the holders of Series C Stock will not be entitled to any further payment. If upon any such liquidation, dissolution, or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series C Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series C Stock held by each such holder. The Corporation will mail written notice of such liquidation, dissolution, or winding up not less then 30 days prior to the payment date stated therein, to each record holder of Series C Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be liquidation, dissolution, or winding up of the Corporation within the meaning of Part 1 of this Section III.

Part 2.  Dividends.

      2A. Entitlement. The holders of Series C Stock, shall be entitled to receive cumulative dividends. Such dividends shall be paid to the holders in cash or in-kind through the issuance of Common Stock, as determined at the election of the Corporation, on conversion of the Series C Stock in accordance with Part 3 of
Section III, below, except as provided in Part 5 of Section III, below.

      2B. Accrual Rate. Dividends on each share of Series C Stock shall accrue on a daily basis at the rate of 8.000% per annum of the Face Value (as defined below under this Section
III), from and including the Date of Issuance of such share to and including the date on which the Redemption Price (as defined below) of such share is paid or the date on which such share is converted into Common Stock. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of the Series C Stock will be deemed to be its "Date of Issuance" as that term is uses herein, regardless of the number of times transfer of any such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence any such share.

Part 3.  Conversion Rights.

      3A. Conversion Procedure. Subject to the provisions set forth below, each share of Series C Stock shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into that number of fully paid and nonassessable shares of Common Stock determined as set forth below. Any holder of Series C Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates for the
shares  being  converted,  duly  endorsed  or  assigned  to   the
Corporation  or  in  blank,  at  the  principal  office  of   the
Corporation or at the bank or trust company appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of Series C Stock to be converted (provided that the number of shares tendered for conversion at any one time shall not be less than $100,000 in Face Value) and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The date of execution of the notice of conversion and delivery thereof to the Corporation by facsimile transmission at
(212) 508-3540 shall be the "Conversion Date"; provided, that if the certificate representing the shares of Series C Stock to be converted as stated in the notice of conversion is not received by the Corporation or its designated agent within three business days of receiving said facsimile transmission, the Conversion Date shall be the date on which the Series C Stock certificates are actually received by the Corporation or agent. After the receipt of such notice of conversion and the certificates for the Series C Stock converted, the Corporation shall promptly issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for shares of Common Stock resulting from such conversion. In case less than all of the shares of Series C Stock represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall also deliver or cause to be delivered to such holder a certificate or certificates for the shares of Series C Stock not so converted. The Corporation shall pay all transfer agent fees and expenses payable upon the conversion of Series C Stock.

      3B. Conversion Rate. The number of shares issuable on conversion of the Series C Stock shall be determined by dividing the Face Value of the Series C Stock being converted plus (if the Corporation elects to paid accrued dividends in-kind with Common Stock) the amount of accrued dividends on such Face Amount as of the Conversion Date, by the lesser of (i) $4.558125, or (ii) 80% of the market price on the Conversion Date. For purposes of Part 3B of this Section III, "market price" on a given date shall be the average closing bid prices of the Common Stock for the five NASDAQ trading days immediately preceding the applicable date as reported by the National Association of Securities Dealers Automated Quotation System or such other inter-dealer quotation system as may report quotations on the Common Stock. In the event any fractional share of Common Stock would become issuable under the calculation contained in Part 3B of this Section III, the number of shares issuable shall be rounded up to the nearest whole number.

      3C.   Conversion Dates  The right to convert the  Series  C
Stock into shares of Common Stock shall vest over a 95-day period following the Date of Issuance as set forth below:

      (i) With respect to 33% of the shares of Series C Stock held, 42 days following the Date of Issuance;

      (ii) With respect to 33% of the shares of Series C Stock held, 65 days following the Date of Issuance; and

      (iii)      With  respect to 34% of the shares of  Series  C
Stock held, 95 days following the Date of Issuance.

      3D. Fundamental Changes. In case the Corporation shall effect any stock split, reverse stock split, or capital reorganization of the Common Stock, or shall consolidate, merge, or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger, or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series C Stock shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash, or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction.

      3E. Converted Shares and Common Stock Held for Conversion. Any shares of Series C Stock which at any time have been converted shall be canceled, may not be reissued as Series C Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon conversion of shares of Series C Stock then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable.

Part 4.  Voting Rights.

      The Series C Stock shall have no voting rights, except as required in the specific instance by the Delaware Revise Statutes and except the right to approve by majority vote of the holders of the Series C Stock: the authorization and issuance of any class or series of Preferred Stock senior to the Series C Stock which is not authorized and issued as of March 1, 1996; any amendment, modification, or repeal of the articles of incorporation of the Corporation if the powers, preferences, or special rights of the Series C Stock would be adversely affected; and, the imposition of any restriction on the Series C Stock, other than restrictions arising under the Delaware Revised Statutes or existing under the articles of incorporation as in effect at March 1, 1996.

Part 5.  Redemption.

      5A. Redemption Price. For each share of Series C Stock which is to be redeemed, the Corporation will be obligated on the Redemption Date (as defined below) to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office or to the Corporation's transfer agent of the certificates representing such shares of Series C Stock) an amount in immediately available funds equal to the Face Value thereof plus all accrued dividends as of the Redemption Date; provided, that if redemption is effected pursuant to Part 5F of this Section III, the amount payable on the Redemption Date shall be 120% of the Face Value plus all accrued dividends as of that date.

      5B. Notice of Redemption. The Corporation will mail written notice of each redemption of Series C Stock to each record holder of Series C Stock not more than sixty (60) nor less than ten (10) days prior to the date on which such redemption is to be made. The date specified in such notice for redemption is herein referred to as the "Redemption Date."

      5C.   Termination  of Rights.  On the Redemption  Date  all
rights pertaining to the Series C Stock, including, but not limited to, any right of conversion, will cease, and such Series
C Stock will not be deemed to be outstanding.

      5D. Redeemed or Otherwise Acquire Shares. Any shares of Series C Stock which are redeemed or otherwise acquired by the Corporation shall be canceled, may not be reissued as Series C Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series.

      5E. Optional Redemption. Except as provided in Part 5F of this Section III, the Corporation may, at any time after April 1, 1997, redeem all or any portion of the Series C Stock.

      5F. Redemption upon Specific Event. In the event any shares of the Series C Stock are submitted for conversion under
Part 3 of this Section III and the market price for the Common Stock on the Conversion Date as determined under Part 3B of this
Section III is less than $2.00 per share, the Corporation may, at its option, elect to redeem the Series C Stock tendered for conversion rather than convert the shares.

Part 6.  Definitions Applicable to Section III.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New
York are authorized by law to close.

     "Common Stock" means the Common Stock, $0.0001 par value per share, of the Corporation and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution or assets upon any liquidation, dissolution, or winding up of the Corporation.

     "Face Value" of any Series C Stock as of any particular date will be equal to $20,000 per share.

      "Junior Securities" means any of the Corporation's equity securities other than the Series A Stock and Series B Stock.

      "Liquidation Value" of any Series C Stock as of any particular date will be equal to $20,000 per share.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  IV.  SERIES D PREFERRED STOCK

      Designation; Number of Shares. The designation of such series of Preferred Stock shall be "Series D Convertible Preferred Stock" (hereinafter referred to as the "Series D Stock") and the number of authorized shares constituting the Series D Stock is Eighty (80). The Series D Stock shall be deemed a separate class of Preferred Stock, and shall be apart from any other series of Preferred Stock.

Part 1.  Liquidation.

      Upon any liquidation, dissolution, or winding up of the Corporation, the holders of Series D Stock will be entitled to be paid, after any distribution or payment is made upon any Senior Securities and before any distribution or payment is made upon Junior Securities (as defined below under this Section IV), an amount in cash equal to the aggregate Liquidation Value (as defined below under this Section IV) of all shares of Series D Stock outstanding, and the holders of Series D Stock will not be entitled to any further payment. If upon any such liquidation, dissolution, or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series D Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series D Stock held by each such holder. The Corporation will mail written notice of such liquidation, dissolution, or winding up not less then 30 days prior to the payment date stated therein, to each record holder of Series D Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be liquidation, dissolution, or winding up of the Corporation within the meaning of Part 1 of this Section IV.

Part 2.  Dividends.

      2A. Entitlement. The holders of Series D Stock, shall be entitled to receive cumulative dividends. Such dividends shall be paid to the holders in cash or in-kind through the issuance of Common Stock, as determined at the election of the Corporation, on conversion of the Series D Stock in accordance with Part 3 of
Section IV, below, except as provided in Part 5 of Section IV, below.

      2B. Accrual Rate. Dividends on each share of Series D Stock shall accrue on a daily basis at the rate of 8.000% per annum of the Face Value (as defined below under this Section IV), from and including the Date of Issuance of such share to and including the date on which the Redemption Price (as defined below) of such share is paid or the date on which such share is converted into Common Stock. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of the Series D Stock will be deemed to be its "Date of Issuance" as that term is used herein, regardless of the number of times transfer of any such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence any such share.

Part 3.  Conversion Rights.

      3A. Conversion Procedure. Subject to the provisions set forth below, each share of Series D Stock shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into that number of fully paid and nonassessable shares of Common Stock determined as set forth below. Any holder of Series D Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates for the
shares  being  converted,  duly  endorsed  or  assigned  to   the
Corporation  or  in  blank,  at  the  principal  office  of   the
Corporation or at the bank or trust company appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of Series D Stock to be converted (provided that the number of shares tendered for conversion at any one time shall not be less than $100,000 in Face Value) and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The date of execution of the notice of conversion and delivery thereof to the Corporation by facsimile transmission at
(212) 508-3540 shall be the "Conversion Date"; provided, that if the certificate representing the shares of Series D Stock to be converted as stated in the notice of conversion is not received by the Corporation or its designated agent within three business days of receiving said facsimile transmission, the Conversion Date shall be the date on which the Series D Stock certificates are actually received by the Corporation or agent. After the receipt of such notice of conversion and the certificates for the Series D Stock converted, the Corporation shall promptly issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for shares of Common Stock resulting from such conversion. In case less than all of the shares of Series D Stock represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall also deliver or cause to be delivered to such holder a certificate or certificates for the shares of Series D Stock not so converted. The Corporation shall pay all transfer agent fees and expenses payable upon the conversion of Series D Stock.

      3B. Conversion Rate. The number of shares issuable on conversion of the Series D Stock shall be determined by dividing the Face Value of the Series D Stock being converted plus (if the Corporation elects to paid accrued dividends in-kind with Common Stock) the amount of accrued dividends on such Face Amount as of the Conversion Date, by the lesser of (i) $5.210625, or (ii) 80% of the market price on the Conversion Date. For purposes of Part 3B of this Section IV, "market price" on a given date shall be the average closing bid prices of the Common Stock for the five NASDAQ trading days immediately preceding the applicable date as reported by the National Association of Securities Dealers Automated Quotation System or such other inter-dealer quotation system as may report quotations on the Common Stock. In the event any fractional share of Common Stock would become issuable under the calculation contained in this Part 3B of this Section IV, the number of shares issuable shall be rounded up to the nearest whole number.

      3C.   Conversion Dates  The right to convert the  Series  D
Stock into shares of Common Stock shall vest over a 100-day period following the Date of Issuance as set forth below:

      (i) With respect to 50% of the shares of Series D Stock held, shall commence 70 days following the Date of Issuance; and

      (ii) With respect to any remaining shares of Series D Stock held, shall commence 100 days following the Date of Issuance.

Any shares of Series D Stock that remain outstanding at 12:01 a.m., New York City time on June 1, 1998, shall there upon be automatically converted to Common Stock without any action on the part of the holder thereof, and all certificates that theretofore represented shares of Series D Stock shall represent only the right to receive shares of Common Stock on surrender of the certificates to the Corporation as provided in Part 3 of this
Section IV

      3D. Fundamental Changes. In case the Corporation shall effect any stock split, reverse stock split, or capital reorganization of the Common Stock, or shall consolidate, merge, or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger, or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series D Stock shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash, or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction.

      3E. Converted Shares and Common Stock Held for Conversion. Any shares of Series D Stock which at any time have been converted shall be canceled, may not be reissued as Series D Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series.. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon conversion of shares of Series D Stock then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable.

Part 4.  Voting Rights.

      The Series D Stock shall have no voting rights, except as required in the specific instance by the Delaware Revise Statutes and except the right to approve by majority vote of the holders of the Series D Stock: the authorization and issuance of any class or series of Preferred Stock senior to the Series D Stock which is not authorized as of June 1, 1996; any amendment, modification, or repeal of the articles of incorporation of the Corporation if the powers, preferences, or special rights of the Series D Stock would be adversely affected; and, the imposition of any restriction on the Series D Stock, other than restrictions arising under the Delaware Revised Statutes or existing under the articles of incorporation as in effect at June 1, 1996.

Part 5.  Redemption.

      5A. Redemption Price. For each share of Series D Stock which is to be redeemed, the Corporation will be obligated on the Redemption Date (as defined below) to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office or to the Corporation's transfer agent of the certificates representing such shares of Series D Stock) an amount in immediately available funds equal to 120% of the Liquidation Value thereof plus all accrued dividends as of the Redemption Date.

      5B. Redemption upon Specific Event. In the event any shares of the Series D Stock are submitted for conversion under
Part 3 of this Section IV and the market price for the Common Stock on the Conversion Date as determined under Part 3B of this
Section IV is less than $2.00 per share, the Corporation may, at its option, elect to redeem the Series D Stock tendered for conversion rather than convert the shares.

      5C. Notice of Redemption. The Corporation will mail written notice of redemption of Series D Stock to the record holder submitting the Series D Stock to the Corporation for conversion not later than the close of the next Business Day following the date on which the shares of Series D Stock are tendered to the Corporation for conversion. The date specified in such notice for redemption is herein referred to as the "Redemption Date."

      5D.   Termination  of Rights.  On the Redemption  Date  all
rights pertaining to the Series D Stock, including, but not limited to, any right of conversion, will cease, and such Series
D Stock will not be deemed to be outstanding.

      5E. Redeemed or Otherwise Acquire Shares. Any shares of Series D Stock which are redeemed or otherwise acquired by the Corporation shall be canceled, may not be reissued as Series D Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series.

Part 6.  Definitions Applicable to Section IV.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New
York are authorized by law to close.

     "Common Stock" means the Common Stock, $0.0001 par value per share, of the Corporation and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution or assets upon any liquidation, dissolution, or winding up of the Corporation.

      "Junior Securities" means any of the Corporation's equity securities other than the Senior Securities.

      "Liquidation Value" of any Series D Stock as of any particular date will be equal to $50,000 per share.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Senior Securities" means the Corporation's Series A Stock,
Series B Stock, and Series C Stock.

                  V.  SERIES E PREFERRED STOCK

      Designation; Number of Shares. The designation of such series of Preferred Stock shall be "Series E Convertible Preferred Stock" (hereinafter referred to as the "Series E Stock") and the number of authorized shares constituting the Series E Stock is Five Hundred Seventy-Five Thousand (575,000). The Series E Stock shall be deemed a separate class of Preferred Stock, and shall be apart from any other series of Preferred Stock.

Part 1.  Liquidation.

      Upon any liquidation, dissolution, or winding up of the Corporation, the holders of Series E Stock will be entitled to be paid, after any distribution or payment is made upon any Senior Securities and before any distribution or payment is made upon Junior Securities (as defined below under this Section V), an amount in cash equal to the aggregate Liquidation Value (as defined below under this Section V) of all shares of Series E Stock outstanding, and the holders of Series E Stock will not be entitled to any further payment. If upon any such liquidation, dissolution, or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series E Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series E Stock held by each such holder. The Corporation will mail written notice of such liquidation, dissolution, or winding up not less than 30 days prior to the payment date stated therein, to each record holder of Series E Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be liquidation, dissolution, or winding up of the Corporation within the meaning of Part 1 of this Section V.

Part 2.  Conversion Rights.

      2A. Conversion Procedure. Subject to the provisions set forth below, each share of Series E Stock shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into that number of fully paid and nonassessable shares of Common Stock determined as set forth below. Any holder of Series E Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates for the
shares  being  converted,  duly  endorsed  or  assigned  to   the
Corporation  or  in  blank,  at  the  principal  office  of   the
Corporation or at the bank or trust company appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of Series E Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; in case such notice shall specify a name or names other than that of such transfer taxes payable upon the issue of shares of Common Stock in such name or names. After the receipt of such notice of conversion, the Corporation shall, within thirty (30) days after receipt of such notice, issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for shares of Common Stock resulting from such conversion. In case less than all of the shares of Series E Stock represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall also deliver or cause to be delivered to such holder a certificate or certificates for the shares of Series E stock not so converted.

      2B. Conversion Privilege and Rate. The right to convert the Series E Stock into shares of Common Stock shall vest immediately on the date of issuance of the Series E Stock. Each share of Series E Stock is convertible into One (1) newly issued share of Common Stock of the Corporation (the "Conversion Rate"), which is subject to adjustment as provided in Part 2C of this
Section V, below; provided, however, that shares of Series E Stock may be converted into shares of Common Stock only after the holder of such shares of Series E Stock shall have certified to the Corporation that it is not a "bank holding company" or a "subsidiary" of a "bank holding company" within the meaning of
Section 4 of the Bank Holding Company Act of 1954, as amended, and Regulation Y promulgated thereunder, or one of the following shall have occurred: (1) the bona fide sale to any purchaser (including, without limitation, any underwriter) of such shares of Series E Stock (x) pursuant to a registration statement declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), covering the offer and sale of the Corporation's common stock in a bona fide public offering, or (y) pursuant to Rules 144 and 144A promulgated under the Act, or in a public distribution pursuant to Regulation A of the General Rules and Regulations under the Act; (2) the bona fide sale to any purchaser of such shares of Series E Stock in a transaction not involving a sale of the Corporation's common stock to the public, provided that such purchaser does not immediately after such transaction hold shares of Common Stock (including any shares converting to Common Stock in accordance herewith) equaling two percent (2%) or more of the then-outstanding shares of Common Stock; or (3) the receipt by the Corporation of (y) a staff opinion, ruling or other written advice from the Board of Governors of the Federal Reserve System, or from the appropriate Federal Reserve Bank, or (z) an opinion of counsel experienced in bank regulatory matters, in each case to the effect that such shares of Series E Stock may be converted into shares of Common Stock without violation of Section 4 of the Bank Holding Company Act of 1954, as amended, and Regulation Y promulgated thereunder.

      2C. Adjustment of Conversion Rate. The Conversion Rate is subject to adjustment from time to time upon the occurrence of any of the events enumerated in Part 2C of this Section V. Such adjustments shall be made in respect of any such events occurring from and after the date on which any warrants to purchase shares of Series E Stock are first issued and shall be applicable to all authorized shares of Series E Stock whether or not any such shares are issued and outstanding.

       a. Adjustment for Change in Capital Stock of the Corporation. If the Corporation (i) pays a dividend or makes a distribution on any class of its Common Stock in shares of any class of its Common Stock, (ii) subdivides its outstanding shares of any class of Common Stock into a greater number of shares,
(iii) combines its outstanding shares of any class of Common Stock into a smaller number of shares, (iv) makes a distribution on any class of its Common Stock in shares of its Stock other than Common Stock, or (v) issues by reclassification of any class of its Common Stock any shares of its Stock, then the Conversion Rate in effect immediately prior to such action shall be proportionately adjusted so that any holder of any Series E Stock (a "Holder") thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Corporation which it would have owned immediately following such action if such Series E Stock had been issued and outstanding (if not then issued and outstanding) and converted immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur, and shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a Holder may receive shares of two or more classes of capital stock of the Corporation, the Board of Directors of the Corporation shall determine in the good faith exercise of its reasonable business judgment the allocation of the adjusted Conversion Rate between the classes of capital stock. After such allocation, the exercise privilege and the Conversion Rate of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those in Part 2C of this
Section V.

     b. Adjustment for Common Stock Issues. If the Corporation issues shares of Common Stock for a consideration per share less than the Fair Market Value per Share (as defined in paragraph (1) of Part 2C of this Section V) on the date the Corporation fixes the offering price of such additional shares, the Conversion Rate shall be adjusted in accordance with the following formula:

E' = E x   A
         _____
             P
             _
         O + M

where:

E' = the adjusted Conversion Rate;

E = the then current Conversion Rate;

O = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares;

P = the aggregate consideration received for the issuance of such additional shares;

M = the Fair Market Value per Share on the date the Corporation fixes the offering price of such additional shares; and

A = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. The provisions of this subsection (b) do not apply (i) to any of the transactions described in subsection (a) of Part 2C of this Section V or (ii) any transaction for which an adjustment has been made pursuant to the provisions of paragraphs
(c) or (d) of Part 2C of this Section V or (iii) the issuance of any Excluded Shares (as defined in paragraph (l) of Part 2C of this Section V).

      c. Adjustment for Convertible Securities Issues. If the Corporation issues any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Stock, either immediately or upon the occurrence of a specified date or a specified event ("Convertible Securities"), other than shares of Series E Stock for which an adjustment has been made pursuant to the provisions of subsection
(d) of Part 2C of this Section V, whether or not the right to convert or exchange thereunder is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Stock initially deliverable upon conversion or exchange of such Convertible Securities less than the Fair Market Value per Share on the date of issuance of such Convertible Securities, the Conversion Rate shall be adjusted in accordance with this formula:

E' = E x O + D
         _____
             P
             _
         O + M

where:

E' = the adjusted Conversion Rate;

E = the then current Conversion Rate;

O = the number of shares of Common Stock outstanding immediately prior to the issuance of such Convertible Securities;

P = the aggregate consideration received for the issuance of such Convertible Securities; and

M = the Fair Market Value per Share on the date of issuance of such Convertible Securities; and

D = the maximum number of shares of Common Stock deliverable upon
exercise,   conversion  or  in  exchange  of   such   Convertible
Securities at the Minimum Price.

In this subsection (c), the term "Minimum Price" means the lowest price at which the Convertible Securities can be converted into or exchanged for Common Stock, regardless of whether that is the initial rate or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both. The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Stock deliverable upon conversion or exchange of such Convertible Securities has not been issued when such Convertible Securities are no longer outstanding, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such Convertible Securities been made on the basis of the actual number of shares of Stock issued upon conversion or exchange of such Convertible Securities.

      d. Adjustment for Right, Option and Warrant Issues. If the Corporation issues any rights, options or warrants to subscribe for or purchase or otherwise acquire Stock, whether or not the right to exercise such rights, options or warrants is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both (the "Option Securities"), for a consideration per share of Stock initially deliverable upon exercise of such Option Securities less than the Fair Market Value per Share on the date of issuance of such Option Securities, the Conversion Rate shall be adjusted in accordance with this formula:

E' = E x O + D
         _____
             P
             _
         O + M

where:

E' = the adjusted Conversion Rate;

E = the then current Conversion Rate;

O = the number of shares of Common Stock outstanding immediately prior to the issuance of such Option Securities;

P = the aggregate consideration received for the issuance of such Option Securities;

M = the Fair Market Value per Share on the date of issuance of such Option Securities; and

D = the maximum number of shares of Common Stock deliverable upon exercise, conversion or in exchange of such Option Securities at the Minimum Price.

As used in this subsection (d), the term "Minimum Price" means the lowest price at which the Option Securities may be exercised to purchase or otherwise acquire Common Stock, regardless of whether that is the initial price or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both. The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon exercise of such Option Securities has not been issued when such Option Securities are no longer outstanding, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such Option Securities been made on the basis of the actual number of shares of Common Stock issued upon such exercise of such Option Securities.

       e.     Consideration  Received.   For  purposes   of   any
computation respecting consideration received pursuant to any subsection of Part 2C of this Section V, the following shall apply:

      (1) in the case of the issuance of shares of Common Stock for cash, the consideration received shall be the amount of cash received by the Corporation therefor, without deduction therefrom of any reasonable expenses incurred by the Corporation in connection therewith or any reasonable underwriters' discounts, fees and commissions paid or allowed by the Corporation in connection therewith.

      (2) in the case of the issuance of shares of Common Stock for a consideration consisting in whole or in part of other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Corporation in the good faith exercise of its business judgment, without deduction therefrom of any reasonable expenses incurred by the Corporation in connection therewith. In any circumstances in which the fair market value of any such consideration is to be determined pursuant to this paragraph (2), the Corporation shall give to the Holders (or, if such determination affects less than all of the Holders, to the Holders so affected) written notice of the proposed fair market value, as determined in good faith by the Board of Directors of the Corporation. If, within thirty (30) days after the date such notice is given, the Corporation and such Holders agree upon the fair market value then the fair market value for purposes of this paragraph (2) shall be as so agreed. If such Holders and the Corporation do not agree upon such fair market value within such 30-day period, then the Required Holders (as defined in paragraph
(l) of Part 2C of this Section V) and the Corporation shall appoint a recognized investment banking firm of national reputation, reasonably acceptable to the Required Holders and the Corporation. If the Corporation and the Required Holders cannot agree on the appointment of a mutually acceptable investment banking firm, or if the firm so appointed declines or fails to serve, then the Required Holders and the Corporation shall each choose one such investment banking firm and the respective firms so chosen shall appoint another recognized investment banking firm of national reputation. The investment banking firm so selected shall appraise the fair market value for the purposes of this paragraph (2), and such investment banking firm shall make such appraisal (which shall be in the form of a written report signed by such investment banking firm) and, for the purposes of determining the fair market value pursuant to this paragraph (2), such appraised fair market value determined as herein provided shall be final and conclusive on the Corporation and the Holders. If the fair market value of the consideration as determined by such investment banking firm is equal to or less than that determined by the Board of Directors of the Corporation in accordance with this paragraph (2), then all fees and expenses of such investment banking firm shall be paid by the Required Holders requesting such appraisal. If the appraised fair market value of the consideration as determined by such investment banking firm is greater than that determined by the Board of Directors in accordance with this paragraph (2), then all fees and expenses of such investment banking firm shall be paid by the Corporation.

      (3) in the case of the issuance of Convertible Securities or securities issuable upon the exercise of Option Securities, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such Convertible Securities, plus the consideration, if any, received by the Corporation for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection (e)).

      f. Special Adjustments. If the purchase price provided for in any Option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Stock shall change, the Conversion Rate in effect at the time of such event shall forthwith be readjusted. The Conversion Rate shall be adjusted to those amounts which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Conversion Rate initially adjusted as provided in the applicable subsection of Part 2C of this Section V, whichever was applicable, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

      g. When No Adjustment Required. No adjustment need be made for a change in the par value or absence of par value of any Common Stock. No adjustment in the Conversion Rate need be made unless adjustment would require an increase or decrease of at least 1% of the Conversion Rate. Any adjustments that are not made but deferred pursuant to this subsection shall be carried forward and taken into account in any subsequent adjustment.

      h. Determination of Fair Market Value per Share; Notice of Adjustment. Prior to issuing any shares of Common Stock, any Convertible Securities or any Option Securities, the Corporation shall cause the Board of Directors of the Corporation to determine in good faith the Fair Market Value per Share, as of the date on which the Corporation fixes the offering price of such shares or as of the date of issuance of such Convertible Securities or Option Securities, as the case may be. Within five
(5) days of such determination by the Board of Directors of the Corporation, but in no event later than thirty (30) days prior to issuance of such Common Stock, Convertible Securities or Option Securities, the Corporation shall give the Holders written notice of the proposed Fair Market Value per Share. If within such thirty (30) day period, the Corporation and such Holders agree upon the Fair Market Value per Share, then the Fair Market Value per Share shall be as so agreed. If, within such thirty (30) day period, the Corporation and the Required Holders (as defined in paragraph (l) of Part 2C of this Section V) do not agree upon such Fair Market Value per Share, then the Fair Market Value per Share shall be determined as provided in clause (b) of the definition thereof.

      i. When Issuance or Payment May Be Deferred. In any case in which Part 2C of this Section V shall require that an adjustment in the Conversion Rate be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event (i) issuing to the Holder of any Series E Stock converted after such record date the shares of Stock issuable upon such conversion over and above the shares of Stock issuable upon such conversion on the basis of the Conversion Rate prior to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to paragraph (j), provided, however, that the Corporation shall deliver to such Holder a bill or other appropriate instrument evidencing such Holder's right to receive such additional shares of stock and cash upon the occurrence of the event requiring such adjustment.

      j. Fractional Interests. The Corporation shall not be required to issue fractional shares of Common Stock on the conversion of the Series E Stock. If more than one share certificate shall be presented for conversion in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares issuable on conversion of the Series E Stock evidenced by all share certificates so presented. If any fraction of the shares of Common Stock would, except for the provisions of Part 2C of this
Section V, be issuable on conversion of any shares of Series E Stock (or specified portion thereof), the Corporation shall pay an amount in cash equal to the Fair Market Value per Share on the day immediately preceding the date the share certificate evidencing such Series E Stock is presented for conversion, multiplied by such fraction.

      k. Par Value of Common Stock. Before taking any action which (i) would cause an adjustment in the Conversion Rate pursuant to Part 2C of this Section V such that the aggregate par value of the shares of Common Stock (including fractional shares) into which a share of Series E Stock is convertible is greater than $0.02 per share or (ii) would otherwise result in the par value of the Common Stock increasing to greater than $0.02 per share, the Corporation shall receive the consent of the Required Holders to such adjustment or change in the par value of the Common Stock and shall take any corporate action necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the basis of the Conversion Rate as so adjusted.

      l.    Definitions.  For purposes of Part 2C of this Section
V, the following terms shall have the following meanings:

      (1) "Excluded Shares" means (i) shares of Common Stock to be issued upon exercise or conversion of the Corporation's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Stock, and warrants to purchase Series E Stock, (ii) shares of Stock issued on exercise of warrants to purchase Common Stock which the Board of Directors has, by resolution duly adopted prior to May 31, 1996, authorized to be granted or issued, not to exceed 809,711 shares, and (iii) shares of Stock issued to officers, directors, or employees of, or consultants to, the Corporation upon exercise of any stock option granted on or prior to May 31, 1996, not in excess of 1,151,113 shares, plus shares issued or options granted to employees pursuant to a stock option plan approved in good faith by the Board of Directors of the Corporation after May 31, 1996, not exceeding 500,000 shares.

      (2) "Fair Market Value per Share" means the fair market value of a share of Common Stock of the Corporation, and shall be equal to the quotient of (i) the fair market value of the Corporation and its subsidiaries taken as a whole on the date of determination, taking into account all the factors relevant thereto, including, without limitation, the highest of the prices that could be obtained from an arms' length sale without time constraints of (A) all or substantially all of the assets of the Corporation and the subsidiaries subject to or after satisfaction of all liabilities of the Corporation and the subsidiaries or (B) all of the Fully Diluted Shares of Common Stock of the Corporation, whether by stock sale, merger, consolidation or otherwise, divided by (ii) the number of Fully Diluted Shares of Common Stock on the date of determination. In no event shall the Fair Market Value per Share be reduced or discounted on the basis that any securities to be valued on the basis of such Fair Market Value per Share may represent the fight to acquire a minority interest in the Corporation or may not be freely transferable under federal or state securities laws, or for any other reason. The Fair Market Value per Share shall be determined as provided in clause (X) or (Y) below, as applicable.

           (X) In any circumstances in which the Fair Market Value per Share is required to be determined, not later than ten
(10) days following the date as of which such determination is required to be made, the Board of Directors of the Corporation shall determine in good faith the Fair Market Value per Share, and the Corporation shall give to the Holders (or, if such determination affects less than all of the Holders, to the Holders so affected) prompt written notice of such determination. If within thirty (30) days after the date such notice is given, the Corporation and the Required Holders agree upon the Fair Value per Share, then the Fair Market Value per Share shall be as so agreed. If within such 30-day period, the Corporation and the Required Holders do not agree upon such Fair Market Value per Share, then the Fair Market Value per Share shall be determined as provided in clause (Y) of this definition.

          (Y) If the Required Holders and the Corporation do not agree upon such Fair Market Value per Share within the 30-day period specified in clause (X) of this definition, then the Required Holders and the Corporation shall appoint a recognized investment banking firm of national reputation, reasonably acceptable to the Required Holders and the Corporation. If the Corporation and the Required Holders cannot agree on the appointment of a mutually acceptable investment banking firm, or if the firm so appointed declines or fails to serve, then the Required Holders and the Corporation shall each choose one such investment banking firm and the respective firms so chosen shall appoint another recognized investment banking firm of national reputation. The investment banking firm so selected shall appraise the value of the Corporation (which shall be in the form of a written report signed by such investment banking firm), and such appraised value of the Corporation determined as herein provided shall be final and conclusive and binding on the
Corporation and the Holders. If the appraised value of the Corporation as determined by such investment banking firm is equal to or less than that determined by the Board of Directors of the Corporation in accordance with clause (X) of this definition, then all fees and expenses of such investment banking firm shall be paid by the Required Holders requesting such appraisal. If the appraised value of the Corporation as determined by such investment banking firm is greater than that determined by the Board of Directors in accordance with clause
(X) of this definition, then all fees and expenses of such investment banking firm shall be paid by the Corporation.

      (3) "Fully Diluted Shares" means, as of any date of determination, the number of shares of Common Stock of the Corporation equal to the sum of (i) the number of shares of Common Stock outstanding on such date of determination, plus (ii) the number of shares issuable upon conversion of the Series E Stock as of such date of determination, plus (iii) the number of shares of Common Stock that would be issued in respect of all Option Securities of the Corporation outstanding and immediately exercisable as of such date of determination if such Option Securities were to be converted into shares of Common Stock in accordance with the following formula:

X = Y(A-B)
    _____
      A

where:

X = the number of shares to be issued to the holders of such Option Securities;

Y = the number of shares for which such Option Securities are exercisable;

A = the Fair Market Value per Share determined on the basis of the then outstanding Common Stock and assuming that all Option
Securities outstanding are converted to Common Stock as of the date of determination: and

B = the exercise price for such Option Securities.

      (4)   "Required Holders" means the Holders holding at least
66-2/3% of the Series E Stock outstanding.

     (5)  "Stock" means any capital stock of the Corporation.

      2D. Conversion Date. Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series E Stock to be converted, and the giving of written notice as prescribed in Part 2A of this Section V, and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for the Series E Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

      2E. Converted Shares and Common Stock Held for Conversion. Any shares of Series E Stock which at any time have been converted shall be canceled, may not be reissued as Series E Stock, and shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon conversion of shares of Series E Stock then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable.

      2F. Taxes. The Corporation will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of Series E Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series E Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

Part 3.  Dividends.

      If the Corporation pays a dividend or makes a distribution to the holders of its Common Stock of any securities (other than capital stock for which an adjustment in the Conversion Rate is made pursuant to Part 2C of this Section V) or property
(including cash or securities of other companies) of the Corporation, or any rights, options or warrants to subscribe for or purchase securities or property (including securities of other companies) of the Corporation, then, simultaneously with the payment of such dividend or the making of such distribution the Corporation will pay or distribute to the holders of record of the Series E Stock an amount of property (including, without limitation, cash) and/or securities (including, without limitation, securities of other companies) of the Corporation as would have been received by such holders had they exercised their conversion rights and converted such shares of Series E Stock into Common Stock immediately prior to the record date used for determining stockholders of the Corporation entitled to receive such dividend or distribution. The dividend payable on each share of Series E Stock outstanding on the record date for determining those persons entitled to receive a dividend on Common Stock (or on the date the dividend is paid if no record date is set), shall be equal to the product of the dividend per share of Common Stock multiplied by the Conversion Rate in effect on such record date (or on the date the dividend is paid if no record date is set) after giving taking into account all adjustments to such Conversion Rates required to be made under
Part 2 of this Section V, above, as of such record date (or on the date the dividend is paid if no record date is set). No dividends shall be paid on the Series E Stock unless all dividends on the Senior Securities have been paid or reserved in accordance with the terms thereof.

Part 4.  Voting Rights.

      Each share of Series E Stock shall have no voting rights with respect to any matter submitted to the stockholders of the Corporation, except to the extent required by the Delaware Revised Statutes and except the right to approve by majority vote of the holders of the Series E Stock, (i) any amendment, modification or repeal of the articles of incorporation of the
Corporation if the powers, preferences or special rights of the Series E Stock would be adversely affected, and (ii) the imposition of any restriction on the Series E Stock, other than restrictions arising under the articles of incorporation as in effect at June 1, 1996; provided, that no voting right attributable to the Series E Stock shall impose, or be construed to impose, any limitation on the power of the Corporation to create, authorize or issue, without the vote or approval of the Series E Stock, shares of any class or series of Preferred Stock with rights, powers, privileges and preferences superior or equal to the Series E Stock.

Part 5.  Definitions Applicable to Section V.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New
York, are authorized by law to close.

     "Common Stock" means the Common Stock, $0.0001 par value per share, of the Corporation and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution or assets upon any liquidation, dissolution, or winding up of the Corporation.

      "Junior Securities" means any of the Corporation's equity securities other than Senior Securities and the Series E Stock.

      "Liquidation Value" of any Series E Stock as of any particular date will be equal to $0.02 per share.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

       "Senior Securities" means the Corporation's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C 8% Convertible Preferred Stock, Series D 8% Convertible Preferred Stock, and any other class or series of Preferred Stock hereafter created, authorized, and issued with rights, powers, privileges and preferences superior or equal to the Series E Stock.

                *               *               *

           IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Barry S. Roseman, its President, and attested to by Philicia Levinson, its Secretary, this ______ day of ________________, 1996.

                              HEADWAY CORPORATE SERVICES, INC.


                              By________________________________
                                Barry S. Roseman, President

ATTEST

By_____________________________
  Philicia Levinson, Secretary






                                                       APPENDIX E

                  NEVADA REVISED STATUTES (NRS)
                   RIGHTS OF DISSENTING OWNERS

92A.300.   Definitions.   As  used in  NRS  92A.300  to  92A.500,
inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305.     "Beneficial   stockholder"   defined.    "Beneficial
stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310.   "Corporate action" defined.  "Corporate action"  means
the action of a domestic corporation.

92A.315.   "Dissenter" defined.  "Dissenter" means a  stockholder
who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

92A.320. "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325.    "Stockholder"   defined.    "Stockholder"   means   a
stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

92A.335. "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340. Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350.   Rights  of  dissenting  partner  of  domestic  limited
partnership.   A  partnership agreement  of  a  domestic  limited
partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370.   Rights  of  dissenting member  of  domestic  nonprofit
corporation.

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

       2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380.   Right of stockholder to dissent from certain corporate
actions and to obtain payment for shares.

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the domestic corporation is a party:

           (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

          (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390.   Limitations  on  right  of  dissent:  Stockholders  of
certain classes or series; action of stockholders not required for plan of merger.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

           (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

               (I)  The surviving or acquiring entity; or

                (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

          (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph
(1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400.   Limitations  on  right of  dissent:  Assertion  as  to
portions only to shares registered to stockholder; assertion by beneficial stockholder.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

           (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

           (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410.    Notification  of  stockholders  regarding  right   of
dissent.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

92A.420.  Prerequisite to demand for payment for shares.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

92A.430.   Dissenter's notice: Delivery to stockholders  entitled
to assert rights; contents.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2.   The  dissenter's notice must be sent no later than  10
days after the effectuation of the corporate action, and must:

      (a)   State where the demand for payment must be  sent  and
where  and  when  certificates,  if  any,  for  shares  must   be
deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440.    Demand  for  payment  and  deposit  of  certificates;
retention of rights of stockholder.

     1.  A stockholder to whom a dissenter's notice is sent must:

     (a)  Demand payment;

     (b)  Certify whether he acquired beneficial ownership of the
shares  before  the  date  required  to  be  set  forth  in   the
dissenter's notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

92A.450.   Uncertificated shares: Authority to restrict  transfer
after demand for payment; retention of rights of stockholder.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460.  Payment for shares: General requirements.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

     (a) Of the county where the corporation's registered office is located; or

     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.  The payment must be accompanied by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

     (c)  An explanation of how the interest was calculated;

     (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

     (e)  A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

92A.480.   Dissenter's  estimate of fair value:  Notification  of
subject corporation; demand for payment of estimate.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490.   Legal  proceeding to determine fair value:  Duties  of
subject corporation; powers of court; rights of dissenter.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.


92A.500. Legal proceeding to determine fair value: Assessment of costs and fees.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
























                                              APPENDIX/PROXY FORM

                    AFGL INTERNATIONAL, INC.
                  850 THIRD AVENUE, 11TH FLOOR
                    NEW YORK, NEW YORK  10022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary S. Goldstein and Barry S. Roseman as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of AFGL International, Inc. (the "Company") held of record by the undersigned on _________________, 1996, at the Annual Meeting of Stockholders to be held on ________________, 1996, and at any adjournment or postponement thereof.

(1)  Election of Directors
[ ] FOR the election of all four nominees listed below
[ ] WITHHOLD AUTHORITY to vote for all four nominees listed below
[ ] FOR all four nominees listed below, except WITHHOLDING AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through

  Class 2     Edward E. Furash and Ehud D. Laska
  Class 3     G. Chris Andersen and Richard B. Salomon

(2) Approval of the change of the state of incorporation of the Company from Nevada to Delaware through a merger of the Company with and into Headway Corporate Resources, Inc., a Delaware company formed for that purpose.

          For [ ]   Against [ ]    Abstain [ ]

(3) Approval of the change of the Company's corporate name to "Headway Corporate Resources, Inc.";

          For [ ]   Against [ ]    Abstain [ ]

(4) Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for 1996; and

          For [ ]   Against [ ]    Abstain [ ]

(5) The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual
Meeting.

THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE  MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

                         Dated:_________________________, 1996

                         ____________________________________

                         ____________________________________

Please date this Proxy and sign it exactly as your name or names appear below. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD  USING
THE  ENCLOSED  ENVELOPE.  IF YOUR ADDRESS IS  INCORRECTLY  SHOWN,
PLEASE PRINT CHANGES.